Exhibit 99.12

Supplement to the

Estimates

Fiscal Year Ending March 31, 2007

TABLE OF CONTENTS

		PAGE

Introduction		1

Summary Information
Consolidated Revenue Fund Summary		2
Operating Expense by Standard Object		5
Capital Expenditures by Standard Object		6

	Operating	Capital
Special Offices, Ministries and Other Appropriations
Legislation	8	73
Officers of the Legislature	10	74
Office of the Premier	14	76
Ministry of Aboriginal Relations and Reconciliations	16	77
Ministry of Advanced Education	18	78
Ministry of Agriculture and Lands	20	79
Ministry of Attorney General	24	81
Ministry of Children and Family Development	28	83
Ministry of Community Services	30	84
Ministry of Economic Develoment	34	86
Ministry of Education	36	87
Ministry of Employment and Income Assistance	38	88
Ministry of Energy, Mines and Petroleum Resources	40	89
Ministry of Environment	42	90
Ministry of Finance	44	91
Ministry of Forests and Range	46	92
Ministry of Health	50	94
Ministry of Labour and Citizens’ Services	52	95
Ministry of Public Safety and Solicitor General	54	96
Ministry of Small Business and Revenue	56	97
Ministry of Tourism, Sport and the Arts	58	98
Ministry of Transportation	60	99
Management of Public Funds and Debt	62	100
Other Appropriations	64	101

Explanatory Notes on the Group Account Classifications		105

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations.

Expenses are classified by group accounts. These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2005/06 Estimates. Each column thereafter provides 2006/07 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.

Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publications
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government Transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries
Other	Other

CONSOLIDATED REVENUE FUND SUMMARY ($000)

		Total	Total						Total	Total	Total
		2005/06	Salaries	Total	Total	Total	Total	Total	2006/07	2005/06	2006/07
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Legislation
1	Legislation	51,217	26,939	10,394	—	13,612	(356)	—	50,589	1,138	4,500
	Total	51,217	26,939	10,394	—	13,612	(356)	—	50,589	1,138	4,500

Officers of the Legislature
2	Auditor General	7,670	7,495	2,947	63	—	—	(1,940)	8,565	200	200
3	Conflict of Interest Commissioner	292	237	73	—	12	—	—	322	—	—
4	Elections BC	31,506	3,213	3,326	—	2,946	—	—	9,485	3,600	830
5	Information and Privacy Commissioner	2,211	1,949	559	—	—	(3)	(2)	2,503	30	30
6	Merit Commissioner	—	501	277	—	5	—	—	783	—	164
7	Ombudsman	3,388	3,202	719	—	—	(140)	(45)	3,736	65	65
8	Police Complaint Commissioner	1,290	944	490	—	—	—	—	1,434	25	25
	Total	46,357	17,541	8,391	63	2,963	(143)	(1,987)	26,828	3,920	1,314

Office of the Premier
9	Office of the Premier	10,697	8,942	3,090	732	445	(227)	(500)	12,482	240	95
	Total	10,697	8,942	3,090	732	445	(227)	(500)	12,482	240	95

Ministry of Aboriginal Relations and Reconciliation
10	Ministry Operations	29,793	11,405	7,039	11,255	2,180	(8)	(3,093)	28,778	52	276
	Special Accounts	4,200	—	100	4,100	—	—	—	4,200	—	—
	Total	33,993	11,405	7,139	15,355	2,180	(8)	(3,093)	32,978	52	276

Ministry of Advanced Education
11	Ministry Operations	1,911,532	14,533	119,829	1,659,346	226,469	—	(38,470)	1,981,707	1,466	1,471
	Total	1,911,532	14,533	119,829	1,659,346	226,469	—	(38,470)	1,981,707	1,466	1,471

Ministry of Agriculture and Lands
12	Ministry Operations	78,076	24,669	34,133	8,356	23,156	(2)	(5,444)	84,868	1,998	2,000
13	Agricultural Land Commission	2,068	1,501	609	—	—	(1)	(1)	2,108	15	15
14	Integrated Land Management Bureau	52,832	31,870	30,785	7,980	8,822	(13,161)	(7,312)	58,984	10,937	8,762
	Special Accounts	157,820	—	—	69,017	19,720	—	—	88,737	—	—
	Transfer from Ministry Operations Vote	(5,400)	—	—	—	(8,200)	—	—	(8,200)	—	—
	Total	285,396	58,040	65,527	85,353	43,498	(13,164)	(12,757)	226,497	12,950	10,777

Ministry of Attorney General
15	Ministry Operations	370,601	210,034	133,020	103,148	9,030	(53,611)	(24,597)	377,024	13,417	12,011
16	Judiciary	52,327	54,486	6,037	185	14	—	—	60,722	2,236	1,363
17	Crown Proceeding Act	27,500	—	—	—	27,500	—	—	27,500	—	—
18	British Columbia Utilities Commission	1	2,789	2,538	200	1	—	(5,527)	1	12	12
	Special Accounts	18,048	14,044	5,212	—	300	—	(1,979)	17,577	794	1,024
	Transfer from Ministry Operations Vote	(7,642)	—	—	—	(7,124)	—	—	(7,124)	—	—
	Total	460,835	281,353	146,807	103,533	29,721	(53,611)	(32,103)	475,700	16,459	14,410

Ministry of Children and Family Development
19	Ministry Operations	1,060,584	287,080	101,974	903,066	1,124	(2,360)	(56,858)	1,234,026	17,022	26,282
20	Community Living Services	576,136	552	266	601,451	—	—	—	602,269	—	—
	Total	1,636,720	287,632	102,240	1,504,517	1,124	(2,360)	(56,858)	1,836,295	17,022	26,282

		Total	Total						Total	Total	Total
		2005/06	Salaries	Total	Total	Total	Total	Total	2006/07	2005/06	2006/07
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Community Services
21	Ministry Operations	233,608	14,238	7,426	269,618	100	(4,643)	(50,118)	236,621	2,350	1,980
22	BC Public Service Agency	24,109	440,468	18,016	—	14,648	(422,130)	(25,484)	25,518	3,300	1,254
	Special Accounts	3,142	—	—	—	4,642	—	—	4,642	—	—
	Total	260,859	454,706	25,442	269,618	19,390	(426,773)	(75,602)	266,781	5,650	3,234

Ministry of Economic Development
23	Ministry Operations	443,678	14,392	14,552	280,545	923	—	(1,084)	309,328	855	2,799
	Special Accounts	500	—	—	500	—	—	—	500	—	—
	Total	444,178	14,392	14,552	281,045	923	—	(1,084)	309,828	855	2,799

Ministry of Education
24	Ministry Operations	5,076,388	21,888	250,695	4,586,869	353,869	—	(17,654)	5,195,667	9,745	8,752
	Total	5,076,388	21,888	250,695	4,586,869	353,869	—	(17,654)	5,195,667	9,745	8,752

Ministry of Employment and Income Assistance
25	Ministry Operations	1,353,333	119,571	57,352	1,198,506	7,121	(6,169)	(6,966)	1,369,415	17,507	18,000
	Total	1,353,333	119,571	57,352	1,198,506	7,121	(6,169)	(6,966)	1,369,415	17,507	18,000

Ministry of Energy, Mines and Petroleum Resources
26	Ministry Operations	41,022	22,332	17,959	3,383	—	—	—	43,674	1,456	1,799
27	Contracts and Funding Arrangements	31,560	—	—	33,560	—	—	—	33,560	—	—
	Total	72,582	22,332	17,959	36,943	—	—	—	77,234	1,456	1,799

Ministry of Environment
28	Ministry Operations	138,156	102,756	93,213	8,356	15,296	(58,565)	(8,497)	152,559	29,867	50,033
29	Environmental Assessment Office	4,606	3,000	2,726	230	—	(1)	(380)	5,575	62	146
	Special Accounts	35,705	—	—	—	35,705	—	—	35,705	—	—
	Total	178,467	105,756	95,939	8,586	51,001	(58,566)	(8,877)	193,839	29,929	50,179

Ministry of Finance
30	Ministry Operations	47,680	46,414	30,560	15,047	13,322	(19,875)	(36,580)	48,888	5,552	3,817
31	Public Affairs Bureau	34,482	15,069	19,060	555	296	(130)	(126)	34,724	485	2,305
	Total	82,162	61,483	49,620	15,602	13,618	(20,005)	(36,706)	83,612	6,037	6,122

Ministry of Forests and Range
32	Ministry Operations	423,528	180,183	272,596	70,377	—	(20,173)	(29,780)	473,203	22,130	18,851
33	Direct Fire	55,380	17,476	39,035	—	—	—	(1,000)	55,511	—	—
34	Housing and Homelessness	207,798	6,876	4,330	198,891	—	—	(395)	209,702	556	121
	Special Accounts	173,895	38,202	144,474	—	17,331	—	(4,907)	195,100	990	801
	Total	860,601	242,737	460,435	269,268	17,331	(20,173)	(36,082)	933,516	23,676	19,773

Ministry of Health
35	Ministry Operations	11,321,826	243,102	348,782	11,298,677	162,453	(147,528)	(137,523)	11,767,963	60,550	71,877
	Special Accounts	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	11,469,076	243,102	348,782	11,298,677	309,703	(147,528)	(137,523)	11,915,213	60,550	71,877

Ministry of Labour and Citizens’ Services
36	Ministry Operations	191,860	155,770	572,194	3,392	92,863	(409,347)	(209,107)	205,765	80,464	134,912
	Total	191,860	155,770	572,194	3,392	92,863	(409,347)	(209,107)	205,765	80,464	134,912

		Total	Total						Total	Total	Total
		2005/06	Salaries	Total	Total	Total	Total	Total	2006/07	2005/06	2006/07
		Operating	and	Operating	Government	Other	Internal	External	Operating	Capital	Capital
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses	Expenditures	Expenditures
Ministry of Public Safety and Solicitor General
37	Ministry Operations	501,348	157,911	74,311	573,671	3,914	(22,159)	(263,681)	523,967	6,504	11,030
38	Emergency Program Act	15,628	512	8,005	7,112	5	—	—	15,634	—	—
	Special Accounts	8,890	1,666	670	2,376	3,699	—	—	8,411	93	93
	Total	525,866	160,089	82,986	583,159	7,618	(22,159)	(263,681)	548,012	6,597	11,123

Ministry of Small Business and Revenue
39	Ministry Operations	44,642	64,981	83,518	1,399	3,502	(18,554)	(89,646)	45,200	34,779	11,806
	Special Accounts	25	—	—	—	25	—	—	25	—	—
	Total	44,667	64,981	83,518	1,399	3,527	(18,554)	(89,646)	45,225	34,779	11,806

Ministry of Tourism, Sport and the Arts
40	Ministry Operations	178,137	12,207	11,794	173,939	3,219	(22)	(442)	200,695	1,408	1,790
	Special Accounts	2,850	20	20	2,960	—	—	—	3,000	—	—
	Total	180,987	12,227	11,814	176,899	3,219	(22)	(442)	203,695	1,408	1,790

Ministry of Transportation
41	Ministry Operations	829,091	100,907	1,368,892	80,622	138,792	—	(849,755)	839,458	18,999	9,579
	Total	829,091	100,907	1,368,892	80,622	138,792	—	(849,755)	839,458	18,999	9,579

Management of Public Funds and Debt
42	Management of Public Funds and Debt	684,000	—	—	—	2,261,476	(840,985)	(802,691)	617,800	—	—
	Total	684,000	—	—	—	2,261,476	(840,985)	(802,691)	617,800	—	—

Other Appropriations
43	Contingencies (All Ministries) and New Programs	302,497	—	—	—	740,000	—	—	740,000	50,000	50,000
44	BC Family Bonus	39,000	—	—	23,001	—	—	(1)	23,000	—	—
45	Electoral Boundaries Commission	—	—	3,264	—	—	—	—	3,264	—	415
46	Commissions on Collection of Public Funds	1	—	—	—	62,499	—	(62,498)	1	—	—
47	Allowances for Doubtful Revenue Accounts	1	—	—	—	157,156	—	(157,155)	1	—	—
48	Environmental Appeal Board and Forest Appeals Commission	1,955	874	1,073	—	15	(1)	—	1,961	15	15
49	Forest Practices Board	3,607	2,170	1,467	—	—	—	—	3,637	100	125
	Special Accounts	—	3,584	4,562	—	37,419	(45,140)	(425)	—	20	1,130
	Unclaimed Property (Eliminated for 2006/07)	75	—	—	—	—	—	—	—	—	—
	Total	347,136	6,628	10,366	23,001	997,089	(45,141)	(220,079)	771,864	50,135	51,685
	Overall Total	27,038,000	2,492,954	3,913,963	22,202,485	4,597,552	(2,085,291)	(2,901,663)	28,220,000	401,034	462,555
	Adjusted Totals(1)		2,071,089	3,737,553		3,426,143	(315,607)

(1)          Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSE BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,620,121	—		1,620,121
51	Supplementary Salary Costs	30,876	—		30,876
52	Employee Benefits	832,692	(421,865	)(1)	410,827
54	Legislative Salaries and Indemnities	9,265	—		9,265
	Salaries and Benefits	2,492,954	(421,865)		2,071,089
55	Boards, Commissions, and Courts - Fees and Expenses	10,033	—		10,033
57	Public Servant Travel	63,196	—		63,196
59	Centralized Management Support Services	105,162	(105,162	)(2)	—
60	Professional Services	783,208	(71,248	)(3)	711,960
63	Information Systems - Operating	226,390	—		226,390
65	Office and Business Expenses	89,385	—		89,385
67	Advertising and Publications	28,054	—		28,054
68	Statutory Advertising and Publications	5,451	—		5,451
69	Utilities, Materials and Supplies	601,633	—		601,633
70	Operating Equipment and Vehicles	149,971	—		149,971
72	Non-Capital Roads and Bridges	596,784	—		596,784
73	Amortization	728,664	—		728,664
75	Building Occupancy Charges	526,032	—		526,032
	Operating Costs	3,913,963	(176,410)		3,737,553
77	Transfers - Grants	768,388	—		768,388
79	Transfers - Entitlements	15,521,495	—		15,521,495
80	Transfers - Agreements	5,912,602	—		5,912,602
	Government Transfers	22,202,485	—		22,202,485
81	Transfer Between Votes and Special Accounts	208,527	(208,527	)(4)	—
83	Interest on the Public Debt	2,424,961	(840,985	)(5)	1,583,976
85	Other Expenses	1,964,064	(121,897	)(6)	1,842,167
	Other Expenses	4,597,552	(1,171,409)		3,426,143
86	Recoveries Between Votes and Special Accounts	(208,527)	208,527	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(1,876,764)	1,561,157	(7)	(315,607)
	Internal Recoveries	(2,085,291)	1,769,684		(315,607)
89	Recoveries External to the Consolidated Revenue Fund	(2,007,351)	—		(2,007,351)
90	Recoveries External to the Government Reporting Entity	(894,312)	—		(894,312)
	External Recoveries	(2,901,663)	—		(2,901,663)
	Net Operating Expenses	28,220,000	—		28,220,000

(1)	Employee Benefits (see Community Services - Public Services Agency).
(2)	Central agency charges for payroll, information technology, building occupancy costs.
(3)	Certain legal services and advisory services (see Attorney General, Public Safety & Solicitor General).
(4)	Transfers between votes and special accounts (see Attorney General, Agriculture & Lands, Health, Environment, Forests & Range, Community Services and Public Safety & Solicitor General).
(5)	Interest costs (see Advanced Education, Education, Health and Transportation).
(6)	Certain banking charges, procurement and supply costs and costs in the Insurance and Risk Management Special Account (see Finance, Labour & Citizens’ Services and Small Business & Revenue).
(7)	Recoveries for costs referred to in Notes 1, 2, 3, 5, 6, and 7.

CAPITAL EXPENDITURES BY STANDARD OBJECT ($000)

STOB	Total

Land	26,186

Land Improvements	15,919

Buildings	3,377

Specialized Equipment	13,454

Office Furniture and Equipment	11,312

Vehicles	33,621

Informations Systems	286,288

Tenant Improvements	71,898

Roads Bridges and Ferries	500

Other	—
Net Capital Expenditures	462,555

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	51,217	13,046	187	6,741	6,965	26,939	—	217	—	819	1,860	1,874	—	375	1,072
Members’ Services	24,634	241	26	3,060	6,046	9,373	—	50	—	60	—	142	—	—	—
Caucus Support Services	4,997	3,770	—	965	—	4,735	—	—	—	—	—	293	—	—	—
Office of the Speaker	383	221	1	57	—	279	—	15	—	—	4	60	—	—	1
Clerk of the House	739	114	1	261	575	951	—	—	—	2	3	15	—	—	—
Clerk of Committees	387	91	8	147	250	496	—	32	—	3	12	20	—	—	—
Legislative Operations	10,156	2,050	28	525	—	2,603	—	66	—	373	1,617	932	—	375	163
Sergeant-at-Arms	3,675	2,640	57	722	94	3,513	—	8	—	77	15	150	—	—	75
Hansard	3,741	2,383	56	610	—	3,049	—	25	—	248	70	170	—	—	497
Legislative Library	2,505	1,536	10	394	—	1,940	—	21	—	56	139	92	—	—	336

Total	51,217	13,046	187	6,741	6,965	26,939	—	217	—	819	1,860	1,874	—	375	1,072

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
122	—	850	3,205	10,394	—	—	—	—	—	—	13,612	13,612	—	(356)	(356)	—	—	—	50,589
—	—	—	—	252	—	—	—	—	—	—	13,485	13,485	—	—	—	—	—	—	23,110
—	—	—	—	293	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,028
—	—	—	—	80	—	—	—	—	—	—	20	20	—	—	—	—	—	—	379
—	—	—	—	20	—	—	—	—	—	—	97	97	—	—	—	—	—	—	1,068
—	—	—	—	67	—	—	—	—	—	—	2	2	—	—	—	—	—	—	565
—	—	850	3,205	7,581	—	—	—	—	—	—	8	8	—	(356)	(356)	—	—	—	9,836
—	—	—	—	325	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,838
122	—	—	—	1,132	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,181
—	—	—	—	644	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,584

122	—	850	3,205	10,394	—	—	—	—	—	—	13,612	13,612	—	(356)	(356)	—	—	—	50,589

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	7,670	5,700	25	1,550	220	7,495	—	320	138	1,165	137	342	—	135	—

Total	7,670	5,700	25	1,550	220	7,495	—	320	138	1,165	137	342	—	135	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	292	101	—	28	108	237	—	25	3	12	5	8	—	—	1

Total	292	101	—	28	108	237	—	25	3	12	5	8	—	—	1

VOTE 4 Elections BC

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	31,506	2,245	87	659	222	3,213	—	58	95	115	1,783	156	—	6	3

Total	31,506	2,245	87	659	222	3,213	—	58	95	115	1,783	156	—	6	3

VOTE 5 Information and Privacy Commissioner

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	2,211	1,320	5	402	222	1,949	—	44	30	200	25	70	10	10	13

Total	2,211	1,320	5	402	222	1,949	—	44	30	200	25	70	10	10	13

VOTE 6 Merit Commissioner

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	—	177	—	102	222	501	—	20	109	10	11	48	—	—	—

Total	—	177	—	102	222	501	—	20	109	10	11	48	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	160	550	2,947	63	—	—	63	—	—	—	—	—	—	—	(1,200)	(740)	(1,940)	8,565

—	—	160	550	2,947	63	—	—	63	—	—	—	—	—	—	—	(1,200)	(740)	(1,940)	8,565

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	3	16	73	—	—	—	—	—	—	12	12	—	—	—	—	—	—	322

—	—	3	16	73	—	—	—	—	—	—	12	12	—	—	—	—	—	—	322

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1	—	716	393	3,326	—	—	—	—	—	—	2,946	2,946	—	—	—	—	—	—	9,485

1	—	716	393	3,326	—	—	—	—	—	—	2,946	2,946	—	—	—	—	—	—	9,485

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	30	127	559	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,503

—	—	30	127	559	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	2,503

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	14	65	277	—	—	—	—	—	—	5	5	—	—	—	—	—	—	783

—	—	14	65	277	—	—	—	—	—	—	5	5	—	—	—	—	—	—	783

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsman

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsman	3,388	2,309	15	656	222	3,202	—	54	90	65	40	95	40	20	22

Total	3,388	2,309	15	656	222	3,202	—	54	90	65	40	95	40	20	22

VOTE 8 Police Complaint Commissioner

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	1,290	520	5	197	222	944	—	45	20	215	10	70	26	4	5

Total	1,290	520	5	197	222	944	—	45	20	215	10	70	26	4	5

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	65	228	719	—	—	—	—	—	—	—	—	—	(140)	(140)	—	(45)	(45)	3,736

—	—	65	228	719	—	—	—	—	—	—	—	—	—	(140)	(140)	—	(45)	(45)	3,736

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	15	80	490	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,434

—	—	15	80	490	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,434

OFFICE OF THE PREMIER

($000)

VOTE 9 Office of the Premier

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,553	1,649	33	429	—	2,111	—	266	8	45	28	476	1	—	—
Deputy Ministers’ Policy Secretariat	1,470	1,440	—	368	—	1,808	—	80	80	190	30	56	—	—	5
Executive and Support Services	6,674	3,890	13	1,050	70	5,023	—	410	194	551	66	305	1	—	—
Premier’s Office	3,104	2,067	8	531	70	2,676	—	320	30	—	41	107	—	—	—
Executive Operations	3,570	1,823	5	519	—	2,347	—	90	164	551	25	198	1	—	—

Total	10,697	6,979	46	1,847	70	8,942	—	756	282	786	124	837	2	—	5

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
6	—	8	55	893	731	—	—	731	—	—	75	75	—	(225)	(225)	—	(500)	(500)	3,085
—	—	28	86	555	—	—	—	—	—	—	80	80	—	(1)	(1)	—	—	—	2,442
6	—	9	100	1,642	1	—	—	1	—	—	290	290	—	(1)	(1)	—	—	—	6,955
6	—	7	—	511	—	—	—	—	—	—	140	140	—	—	—	—	—	—	3,327
—	—	2	100	1,131	1	—	—	1	—	—	150	150	—	(1)	(1)	—	—	—	3,628

12	—	45	241	3,090	732	—	—	732	—	—	445	445	—	(227)	(227)	—	(500)	(500)	12,482

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 10 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations	19,983	5,233	—	1,340	—	6,573	5	873	2,106	800	2	321	350	—	—
Aboriginal Relations	5,545	1,496	—	383	—	1,879	—	153	—	60	—	100	—	—	—
Executive and Support Services	4,265	2,320	—	594	39	2,953	150	111	432	9	149	273	—	7	12
Minister’s Office	431	210	—	54	39	303	—	72	7	—	12	20	—	—	5
Corporate Services	3,834	2,110	—	540	—	2,650	150	39	425	9	137	253	—	7	7

Total	29,793	9,049	—	2,317	39	11,405	155	1,137	2,538	869	151	694	350	7	12

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	4,200	—	—	—	—	—	45	—	—	50	—	5	—	—	—

Total	4,200	—	—	—	—	—	45	—	—	50	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	4,457	49	9,440	—	9,489	—	—	2,178	2,178	—	(5)	(5)	(1)	(2,634)	(2,635)	20,057
—	—	—	—	313	10	634	1,122	1,766	—	—	—	—	—	(2)	(2)	—	(457)	(457)	3,499
13	—	8	1,105	2,269	—	—	—	—	—	—	2	2	—	(1)	(1)	—	(1)	(1)	5,222
13	—	—	—	129	—	—	—	—	—	—	2	2	—	—	—	—	—	—	434
—	—	8	1,105	2,140	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	4,788

13	—	8	1,105	7,039	59	10,074	1,122	11,255	—	—	2,180	2,180	—	(8)	(8)	(1)	(3,092)	(3,093)	28,778

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	100	1,000	—	3,100	4,100	—	—	—	—	—	—	—	—	—	—	4,200

—	—	—	—	100	1,000	—	3,100	4,100	—	—	—	—	—	—	—	—	—	—	4,200

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 11 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,494,461	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	136,440	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	255,859	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	148,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	107,159	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Research and Innovation	5,741	—	—	—	—	—	6	27	11	198	1	12	—	—	—
Executive and Support Services	19,031	11,540	—	2,954	39	14,533	100	396	412	1,301	1,387	431	40	21	—
Minister’s Office	435	251	—	64	39	354	—	49	5	—	10	12	—	—	—
Program Management	18,596	11,289	—	2,890	—	14,179	100	347	407	1,301	1,377	419	40	21	—

Total	1,911,532	11,540	—	2,954	39	14,533	106	423	423	1,499	1,388	443	40	21	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	1,545,267	1,559	1,546,826	—	—	—	—	—	—	—	—	(17,000)	(17,000)	1,529,826
—	—	—	—	—	102,419	3,940	—	106,359	—	35,005	37,959	72,964	—	—	—	—	(20,940)	(20,940)	158,383
—	—	114,761	—	114,761	—	—	—	—	—	153,400	—	153,400	—	—	—	—	—	—	268,161
—	—	—	—	—	—	—	—	—	—	153,400	—	153,400	—	—	—	—	—	—	153,400
—	—	114,761	—	114,761	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114,761
—	—	—	37	292	—	—	5,449	5,449	—	—	—	—	—	—	—	—	—	—	5,741
—	—	654	34	4,776	712	—	—	712	—	—	105	105	—	—	—	(103)	(427)	(530)	19,596
—	—	—	—	76	—	—	—	—	—	—	18	18	—	—	—	—	—	—	448
—	—	654	34	4,700	712	—	—	712	—	—	87	87	—	—	—	(103)	(427)	(530)	19,148

—	—	115,415	71	119,829	103,131	1,549,207	7,008	1,659,346	—	188,405	38,064	226,469	—	—	—	(103)	(38,367)	(38,470)	1,981,707

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 12 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Food Industry Development	11,586	9,255	91	2,369	—	11,715	—	637	386	838	141	780	—	—	440
Agriculture and Aquaculture Management	8,562	4,897	71	1,254	—	6,222	253	345	212	291	47	152	—	—	35
Agriculture and Aquaculture Management	7,571	4,533	71	1,161	—	5,765	—	315	212	136	45	106	—	—	35
BC Farm Industry Review Board	991	364	—	93	—	457	253	30	—	155	2	46	—	—	—
Risk Management	19,079	1,554	1	398	—	1,953	5	100	87	265	40	53	—	—	22
Crown Land Administration	30,001	3,245	2	831	—	4,078	—	179	855	22,371	152	140	—	—	—
Land Policy Program	901	1,329	1	340	—	1,670	—	84	147	90	22	39	—	—	—
Crown Land Tenure Management	7,413	1,486	—	381	—	1,867	—	77	354	140	106	86	—	—	—
Contaminated Sites Program	21,687	430	1	110	—	541	—	18	354	22,141	24	15	—	—	—
Executive and Support Services	8,848	523	5	134	39	701	—	150	24	125	40	114	10	—	11
Minister’s Office	520	223	—	57	39	319	—	110	—	—	32	22	—	—	6
Corporate Services	8,328	300	5	77	—	382	—	40	24	125	8	92	10	—	5

Total	78,076	19,474	170	4,986	39	24,669	258	1,411	1,564	23,890	420	1,239	10	—	508

VOTE 13 Agricultural Land Commission

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,068	1,195	—	306	—	1,501	235	75	—	36	25	32	—	16	2

Total	2,068	1,195	—	306	—	1,501	235	75	—	36	25	32	—	16	2

VOTE 14 Integrated Land Management Bureau

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	52,832	25,288	29	6,553	—	31,870	—	1,166	1,067	14,880	2,701	1,285	1,010	—	105
Regional Client Services	13,593	17,044	—	4,363	—	21,407	—	850	295	1,651	208	742	—	—	—
Strategic Land and Resource Planning	12,850	533	—	136	—	669	—	39	24	5	14	14	—	—	—
Species at Risk Coordination	626	326	—	83	—	409	—	38	9	487	9	8	—	—	—
Resource Information Management	13,652	6,846	27	1,833	—	8,706	—	182	318	10,694	2,452	376	—	—	100
Bureau Management	12,111	539	2	138	—	679	—	57	421	2,043	18	145	1,010	—	5

Total	52,832	25,288	29	6,553	—	31,870	—	1,166	1,067	14,880	2,701	1,285	1,010	—	105

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
330	—	572	2,207	6,331	2,097	—	—	2,097	—	—	43	43	—	—	—	—	(3,797)	(3,797)	16,389
87	—	205	240	1,867	390	—	—	390	—	—	4	4	—	—	—	—	(5)	(5)	8,478
87	—	203	186	1,325	390	—	—	390	—	—	4	4	—	—	—	—	(2)	(2)	7,482
—	—	2	54	542	—	—	—	—	—	—	—	—	—	—	—	—	(3)	(3)	996
29	—	285	185	1,071	5,869	—	—	5,869	8,200	—	2	8,202	—	—	—	—	(1,638)	(1,638)	15,457
60	—	96	195	24,048	—	—	—	—	—	—	8,048	8,048	—	(1)	(1)	(1)	(1)	(2)	36,171
8	—	13	26	429	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	2,100
48	—	76	156	1,043	—	—	—	—	—	—	8,043	8,043	—	—	—	—	—	—	10,953
4	—	7	13	22,576	—	—	—	—	—	—	1	1	—	—	—	—	—	—	23,118
18	—	7	317	816	—	—	—	—	—	—	6,859	6,859	—	(1)	(1)	(1)	(1)	(2)	8,373
14	—	—	—	184	—	—	—	—	—	—	20	20	—	—	—	—	—	—	523
4	—	7	317	632	—	—	—	—	—	—	6,839	6,839	—	(1)	(1)	(1)	(1)	(2)	7,850

524	—	1,165	3,144	34,133	8,356	—	—	8,356	8,200	—	14,956	23,156	—	(2)	(2)	(2)	(5,442)	(5,444)	84,868

																			Total
				Total				Total				Total			Total			Total	2005/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
18	—	—	170	609	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,108

18	—	—	170	609	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	2,108

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
411	—	4,124	4,036	30,785	7,979	—	1	7,980	—	—	8,822	8,822	—	(13,161)	(13,161)	(324)	(6,988)	(7,312)	58,984
341	—	554	2,312	6,953	1	—	—	1	—	—	11	11	—	(10,401)	(10,401)	(1)	(2)	(3)	17,968
4	—	7	112	219	7,974	—	—	7,974	—	—	2	2	—	(1)	(1)	(1)	(4)	(5)	8,858
2	—	3	45	601	3	—	—	3	—	—	200	200	—	(1)	(1)	(1)	(1)	(2)	1,210
57	—	3,549	1,429	19,157	—	—	—	—	—	—	7	7	—	(2,757)	(2,757)	(320)	(6,980)	(7,300)	17,813
7	—	11	138	3,855	1	—	1	2	—	—	8,602	8,602	—	(1)	(1)	(1)	(1)	(2)	13,135

411	—	4,124	4,036	30,785	7,979	—	1	7,980	—	—	8,822	8,822	—	(13,161)	(13,161)	(324)	(6,988)	(7,312)	58,984

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	141,820	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	16,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	157,820	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	69,017	—	—	69,017	—	—	20	20	—	—	—	—	—	—	69,037
—	—	—	—	—	—	—	—	—	—	—	19,700	19,700	—	—	—	—	—	—	19,700

—	—	—	—	—	69,017	—	—	69,017	—	—	19,720	19,720	—	—	—	—	—	—	88,737

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Court Services	133,608	53,807	922	13,922	—	68,651	1,960	1,542	486	2,331	1,595	2,589	—	—	976
Legal Services	13,382	24,865	160	6,367	—	31,392	20	700	457	27,018	600	1,542	10	139	—
Prosecution Services	82,659	58,723	800	15,034	—	74,557	2,001	1,213	38	4,279	311	2,138	10	—	453
Justice Services	92,681	9,901	—	2,535	—	12,436	—	310	15	3,842	454	477	—	—	3
Multiculturalism and Immigration	7,028	2,199	14	562	—	2,775	35	126	—	204	80	114	—	—	—
Executive and Support Services	41,243	16,000	77	4,107	39	20,223	909	666	4,737	880	2,315	843	2	61	8
Minister’s Office	726	343	—	87	39	469	—	74	11	—	15	28	—	—	3
Corporate Services	25,931	12,190	51	3,131	—	15,372	—	355	4,726	445	2,204	562	—	28	4
Agencies, Boards and Commissions	14,586	3,467	26	889	—	4,382	909	237	—	435	96	253	2	33	1

Total	370,601	165,495	1,973	42,527	39	210,034	4,925	4,557	5,733	38,554	5,355	7,703	22	200	1,440

VOTE 16 Judiciary

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	52,327	43,326	68	11,092	—	54,486	351	1,509	—	311	891	1,458	—	6	85
Superior Courts	11,894	8,455	38	2,164	—	10,657	—	176	—	193	684	545	—	3	12
Provincial Courts	40,433	34,871	30	8,928	—	43,829	351	1,333	—	118	207	913	—	3	73

Total	52,327	43,326	68	11,092	—	54,486	351	1,509	—	311	891	1,458	—	6	85

VOTE 17 Crown Proceeding Act

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	27,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 18 British Columbia Utilities Commission

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,151	76	562	—	2,789	200	50	149	1,418	25	360	—	25	—

Total	1	2,151	76	562	—	2,789	200	50	149	1,418	25	360	—	25	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

1,459	—	5,515	39,105	57,558	—	—	—	—	—	—	638	638	—	—	—	—	(1,617)	(1,617)	125,230
—	—	113	3,334	33,933	6	—	—	6	—	—	280	280	—	(50,608)	(50,608)	(300)	—	(300)	14,703
98	—	1,117	7,419	19,077	—	—	—	—	—	—	896	896	—	(1,720)	(1,720)	—	—	—	92,810
50	—	227	1,930	7,308	62,556	—	14,879	77,435	—	—	38	38	—	(560)	(560)	—	(1,900)	(1,900)	94,757
—	—	265	172	996	95	—	23,700	23,795	—	—	—	—	—	—	—	—	(20,493)	(20,493)	7,073
17	—	892	2,818	14,148	112	—	1,800	1,912	7,124	—	54	7,178	—	(723)	(723)	—	(287)	(287)	42,451
11	—	5	50	197	—	—	—	—	—	—	34	34	—	—	—	—	—	—	700
6	—	798	1,999	11,127	112	—	1,800	1,912	—	—	16	16	—	(723)	(723)	—	(3)	(3)	27,701
—	—	89	769	2,824	—	—	—	—	7,124	—	4	7,128	—	—	—	—	(284)	(284)	14,050

1,624	—	8,129	54,778	133,020	62,769	—	40,379	103,148	7,124	—	1,906	9,030	—	(53,611)	(53,611)	(300)	(24,297)	(24,597)	377,024

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
71	—	873	482	6,037	8	—	177	185	—	—	14	14	—	—	—	—	—	—	60,722
5	—	524	—	2,142	—	—	—	—	—	—	5	5	—	—	—	—	—	—	12,804
66	—	349	482	3,895	8	—	177	185	—	—	9	9	—	—	—	—	—	—	47,918

71	—	873	482	6,037	8	—	177	185	—	—	14	14	—	—	—	—	—	—	60,722

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	27,500	27,500	—	—	—	—	—	—	27,500

—	—	—	—	—	—	—	—	—	—	—	27,500	27,500	—	—	—	—	—	—	27,500

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	1	310	2,538	200	—	—	200	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1

—	—	1	310	2,538	200	—	—	200	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	18,048	11,085	122	2,837	—	14,044	—	127	40	1,587	631	542	7	15	21

Total	18,048	11,085	122	2,837	—	14,044	—	127	40	1,587	631	542	7	15	21

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

—	—	697	1,545	5,212	—	—	—	—	—	—	300	300	—	—	—	—	(1,979)	(1,979)	17,577

—	—	697	1,545	5,212	—	—	—	—	—	—	300	300	—	—	—	—	(1,979)	(1,979)	17,577

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Child and Family Development	568,998	165,396	2,472	43,600	—	211,468	—	6,294	14,573	7,989	4,595	6,567	1,000	34	104
ECD, Child Care and Supports to Children with Special Needs	419,221	16,012	245	4,160	—	20,417	25	439	259	3,709	1,619	684	1,000	1,000	—
Provincial Services	53,717	30,284	1,215	7,754	—	39,253	—	445	500	211	376	491	39	—	1,730
Executive and Support Services	18,648	12,448	241	3,188	65	15,942	—	646	342	736	159	1,344	12	—	—
Ministers’ Office	730	390	6	100	65	561	—	94	—	—	—	27	—	—	—
Corporate Services	17,918	12,058	235	3,088	—	15,381	—	552	342	736	159	1,317	12	—	—

Total	1,060,584	224,140	4,173	58,702	65	287,080	25	7,824	15,674	12,645	6,749	9,086	2,051	1,034	1,834

VOTE 20 Community Living Services

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ministry Services - Community Living	181,334	433	8	111	—	552	—	34	—	59	—	14	—	—	—
Minister Support Services - Community Living	652	433	8	111	—	552	—	34	—	59	—	14	—	—	—
Ministry Services - Community Living	180,682	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	394,802	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	394,802	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Children’s Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	576,136	433	8	111	—	552	—	34	—	59	—	14	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

1,202	—	7,489	24,566	74,413	418	17,136	377,230	394,784	—	—	753	753	—	(1,447)	(1,447)	—	(52,634)	(52,634)	627,337
24	—	574	1,110	10,443	14,000	166,033	320,585	500,618	—	—	170	170	—	—	—	—	(100)	(100)	531,548
208	—	958	6,847	11,805	48	211	7,400	7,659	—	—	70	70	—	(913)	(913)	—	(3,602)	(3,602)	54,272
—	—	523	1,551	5,313	—	—	5	5	—	—	131	131	—	—	—	—	(522)	(522)	20,869
—	—	10	—	131	—	—	—	—	—	—	50	50	—	—	—	—	—	—	742
—	—	513	1,551	5,182	—	—	5	5	—	—	81	81	—	—	—	—	(522)	(522)	20,127

1,434	—	9,544	34,074	101,974	14,466	183,380	705,220	903,066	—	—	1,124	1,124	—	(2,360)	(2,360)	—	(56,858)	(56,858)	1,234,026

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	659
—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	659
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	159	159	—	601,451	—	601,451	—	—	—	—	—	—	—	—	—	—	601,610
—	—	—	159	159	—	549,979	—	549,979	—	—	—	—	—	—	—	—	—	—	550,138
—	—	—	—	—	—	51,472	—	51,472	—	—	—	—	—	—	—	—	—	—	51,472

—	—	—	159	266	—	601,451	—	601,451	—	—	—	—	—	—	—	—	—	—	602,269

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 21 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	173,923	4,895	37	1,254	—	6,186	5	257	43	698	196	168	40	2	1,418
Local Government Services and Transfers	169,737	4,060	27	1,044	—	5,131	5	256	43	626	186	152	40	2	—
University Endowment Lands	4,186	835	10	210	—	1,055	—	1	—	72	10	16	—	—	1,418
Seniors’, Women’s and Community Services	51,722	2,156	13	540	—	2,709	75	183	12	266	215	215	60	—	15
Executive and Support Services	7,963	4,204	13	1,087	39	5,343	—	199	489	241	248	430	40	—	1
Minister’s Office	586	219	—	54	39	312	—	120	—	—	29	9	—	—	—
Management Services	7,377	3,985	13	1,033	—	5,031	—	79	489	241	219	421	40	—	1

Total	233,608	11,255	63	2,881	39	14,238	80	639	544	1,205	659	813	140	2	1,434

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
65	—	15	777	3,684	84,867	—	136,259	221,126	—	—	48	48	(4,642)	—	(4,642)	—	(50,000)	(50,000)	176,402
—	—	15	337	1,662	84,867	—	129,691	214,558	—	—	48	48	—	—	—	—	(50,000)	(50,000)	171,399
65	—	—	440	2,022	—	—	6,568	6,568	—	—	—	—	(4,642)	—	(4,642)	—	—	—	5,003
—	—	57	253	1,351	1,015	—	47,477	48,492	—	—	—	—	—	—	—	—	(117)	(117)	52,435
11	—	138	594	2,391	—	—	—	—	—	—	52	52	—	(1)	(1)	(1)	—	(1)	7,784
7	—	—	—	165	—	—	—	—	—	—	19	19	—	—	—	—	—	—	496
4	—	138	594	2,226	—	—	—	—	—	—	33	33	—	(1)	(1)	(1)	—	(1)	7,288

76	—	210	1,624	7,426	85,882	—	183,736	269,618	—	—	100	100	(4,642)	(1)	(4,643)	(1)	(50,117)	(50,118)	236,621

VOTE 22 BC Public Service Agency

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Business Transformation and Learning Division	1,114	880	—	225	—	1,105	—	17	—	1,577	7	688	—	—	—
Business Transformation and Learning	1,114	880	—	225	—	1,105	—	17	—	1,577	7	688	—	—	—
Client Services	10,885	8,695	165	2,236	—	11,096	—	188	—	183	55	232	—	—	—
Regional Operations	10,885	8,695	165	2,236	—	11,096	—	188	—	183	55	232	—	—	—
Talent Management	603	1,264	—	324	—	1,588	—	47	—	490	10	56	—	—	—
Employee Relations	3,163	2,209	8	566	—	2,783	—	121	41	—	27	140	—	—	—
Compensation, Benefits and Policy	4,146	7,561	32	415,865	—	423,458	—	206	74	8,538	92	1,228	2	12	—
Compensation	4,145	3,229	8	824	—	4,061	—	75	—	37	34	59	2	1	—
Provincial Pensions	100,813	—	—	149,674	—	149,674	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	6,258	—	—	6,252	—	6,252	—	—	—	—	—	—	—	—	—
Canada Pension	50,829	—	—	54,764	—	54,764	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	8,492	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	48,188	—	—	70,300	—	70,300	—	—	—	—	—	—	—	—	—
Group Insurance	4,052	—	—	9,180	—	9,180	—	—	—	—	—	—	—	—	—
Medical Services Plan	22,734	—	—	22,379	—	22,379	—	—	—	—	—	—	—	—	—
Long Term Disability	34,450	—	—	34,500	—	34,500	—	—	—	—	—	—	—	—	—
Employment Insurance	25,920	—	—	26,513	—	26,513	—	—	—	—	—	—	—	—	—
Workers Compensation	8,718	—	—	11,500	—	11,500	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	1,002	—	—	1,300	—	1,300	—	—	—	—	—	—	—	—	—
Other Benefits	52,096	4,332	24	23,679	—	28,035	—	131	74	8,501	58	1,169	—	11	—
Recoveries	(363,551)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	4,198	342	7	89	—	438	—	12	317	125	4	45	—	—	—
Deputy Minister’s Office	653	342	7	89	—	438	—	12	—	125	4	45	—	—	—
Corporate Services	3,545	—	—	—	—	—	—	—	317	—	—	—	—	—	—

Total	24,109	20,951	212	419,305	—	440,468	—	591	432	10,913	195	2,389	2	12	—

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration	3,142	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,142	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	251	—	2,540	—	—	—	—	—	—	2	2	—	(2,383)	(2,383)	—	—	—	1,264
—	—	251	—	2,540	—	—	—	—	—	—	2	2	—	(2,383)	(2,383)	—	—	—	1,264
—	—	5	—	663	—	—	—	—	—	—	19	19	—	(13)	(13)	(454)	(155)	(609)	11,156
—	—	5	—	663	—	—	—	—	—	—	19	19	—	(13)	(13)	(454)	(155)	(609)	11,156
—	—	—	—	603	—	—	—	—	—	—	2	2	—	(1,005)	(1,005)	—	—	—	1,188
—	—	—	—	329	—	—	—	—	—	—	128	128	—	—	—	—	—	—	3,240
—	—	160	412	10,724	—	—	—	—	—	—	13,353	13,353	—	(418,464)	(418,464)	(14,723)	(10,152)	(24,875)	4,196
—	—	—	—	208	—	—	—	—	—	—	10	10	—	(84)	(84)	—	—	—	4,195
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	149,674
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,252
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54,764
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(180)	(180)	4,820
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,563)	(8,687)	(18,250)	52,050
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,000)	(35)	(5,035)	4,145
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	(50)	22,329
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(60)	(60)	34,440
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26,513
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,100)	(1,100)	10,400
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(160)	(40)	(200)	1,100
—	—	160	412	10,516	—	—	—	—	—	—	13,343	13,343	—	(250)	(250)	—	—	—	51,644
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(418,130)	(418,130)	—	—	—	(418,130)
—	—	644	2,010	3,157	—	—	—	—	—	—	1,144	1,144	—	(265)	(265)	—	—	—	4,474
—	—	—	—	186	—	—	—	—	—	—	—	—	—	—	—	—	—	—	624
—	—	644	2,010	2,971	—	—	—	—	—	—	1,144	1,144	—	(265)	(265)	—	—	—	3,850

—	—	1,060	2,422	18,016	—	—	—	—	—	—	14,648	14,648	—	(422,130)	(422,130)	(15,177)	(10,307)	(25,484)	25,518

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	4,642	—	—	4,642	—	—	—	—	—	—	4,642

—	—	—	—	—	—	—	—	—	4,642	—	—	4,642	—	—	—	—	—	—	4,642

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 23 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Marketing and Promoting British Columbia	13,485	3,188	23	816	—	4,027	—	269	—	2,059	124	210	5	—	—
Enhancing Economic Development	310,196	4,039	5	1,034	—	5,078	—	147	40	1,450	41	183	5	—	—
2010 Olympic and Paralympic Winter Games Secretariat	109,513	1,814	—	464	—	2,278	—	388	148	2,263	30	324	250	—	—
Executive and Support Services	10,484	2,355	12	603	39	3,009	5	208	1,132	386	416	226	1,005	3	47
Minister’s Office	535	246	—	63	39	348	—	121	10	—	17	35	—	—	8
Corporate Services	6,729	2,109	12	540	—	2,661	5	87	1,122	386	399	191	1,005	3	39
Columbia Basin Trust	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	1,220	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	443,678	11,396	40	2,917	39	14,392	5	1,012	1,320	6,158	611	943	1,265	3	47

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	338	—	3,005	71	—	2,770	2,841	—	—	—	—	—	—	—	—	(343)	(343)	9,530
—	—	11	21	1,898	90,331	—	39,013	129,344	—	—	—	—	—	—	—	—	(735)	(735)	135,585
—	—	519	451	4,373	400	—	145,960	146,360	—	—	—	—	—	—	—	—	(1)	(1)	153,010
—	—	200	1,648	5,276	—	—	2,000	2,000	—	—	923	923	—	—	—	—	(5)	(5)	11,203
—	—	—	—	191	—	—	—	—	—	—	—	—	—	—	—	—	—	—	539
—	—	200	1,648	5,085	—	—	—	—	—	—	173	173	—	—	—	—	(5)	(5)	7,914
—	—	—	—	—	—	—	2,000	2,000	—	—	—	—	—	—	—	—	—	—	2,000
—	—	—	—	—	—	—	—	—	—	—	750	750	—	—	—	—	—	—	750

—	—	1,068	2,120	14,552	90,802	—	189,743	280,545	—	—	923	923	—	—	—	—	(1,084)	(1,084)	309,328

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF EDUCATION

($000)

VOTE 24 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	4,262,372	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	186,629	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	546,385	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	345,900	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	200,485	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Early Learning and Literacy	18,361	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	12,414	4,439	—	1,140	—	5,579	—	49	984	241	1,283	858	—	10	25
Executive and Support Services	50,227	12,944	8	3,318	39	16,309	15	1,133	515	13,861	10,886	2,726	2,000	1,279	2
Minister’s Office	489	247	—	63	39	349	—	105	—	—	19	11	—	—	2
K-12 Education Programs	49,738	12,697	8	3,255	—	15,960	15	1,028	515	13,861	10,867	2,715	2,000	1,279	—

Total	5,076,388	17,383	8	4,458	39	21,888	15	1,182	1,499	14,102	12,169	3,584	2,000	1,289	27

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	4,376,094	—	4,376,094	—	—	—	—	—	—	—	—	(15,221)	(15,221)	4,360,873
—	—	—	—	—	—	191,285	—	191,285	—	—	—	—	—	—	—	—	—	—	191,285
—	—	205,690	—	205,690	—	—	—	—	—	353,700	—	353,700	—	—	—	—	(412)	(412)	558,978
—	—	—	—	—	—	—	—	—	—	353,700	—	353,700	—	—	—	—	—	—	353,700
—	—	205,690	—	205,690	—	—	—	—	—	—	—	—	—	—	—	—	(412)	(412)	205,278
—	—	—	—	—	13,899	4,988	—	18,887	—	—	—	—	—	—	—	—	—	—	18,887
20	—	183	3,198	6,851	—	—	—	—	—	—	145	145	—	—	—	—	(7)	(7)	12,568
—	—	5,668	69	38,154	328	—	275	603	—	—	24	24	—	—	—	(1,500)	(514)	(2,014)	53,076
—	—	6	—	143	—	—	—	—	—	—	—	—	—	—	—	—	—	—	492
—	—	5,662	69	38,011	328	—	275	603	—	—	24	24	—	—	—	(1,500)	(514)	(2,014)	52,584

20	—	211,541	3,267	250,695	14,227	4,572,367	275	4,586,869	—	353,700	169	353,869	—	—	—	(1,500)	(16,154)	(17,654)	5,195,667

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 25 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Employment Programs	101,355	14,484	181	3,714	—	18,379	—	363	731	226	—	555	—	—	2
Temporary Assistance	399,705	23,996	326	6,162	—	30,484	—	544	1,371	451	4,914	983	—	1	1
Disability Assistance	633,607	27,154	378	6,985	—	34,517	—	633	1,568	526	7,372	1,139	—	—	1
Supplementary Assistance	195,431	15,889	216	4,070	—	20,175	—	355	2,135	301	—	644	—	—	—
Employment and Assistance Appeal Tribunal	1,819	676	19	162	—	857	150	30	34	100	20	131	—	3	—
Executive and Support Services	21,416	11,921	128	3,071	39	15,159	—	272	789	230	8	2,723	90	5	72
Minister’s Office	423	253	1	64	39	357	—	57	—	—	8	18	—	—	—
Corporate Services	20,993	11,668	127	3,007	—	14,802	—	215	789	230	—	2,705	90	5	72

Total	1,353,333	94,120	1,248	24,164	39	119,571	150	2,197	6,628	1,834	12,314	6,175	90	9	76

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	5	3,275	5,157	2,105	6,805	61,418	70,328	—	—	54	54	—	(801)	(801)	—	(1)	(1)	93,116
—	—	2,220	5,619	16,104	7	325,545	2	325,554	—	—	3,809	3,809	—	(1,596)	(1,596)	—	(1,133)	(1,133)	373,222
—	—	3,329	6,511	21,079	9	617,061	2	617,072	—	—	126	126	—	(1,863)	(1,863)	—	(1,702)	(1,702)	669,229
—	—	7	3,567	7,009	600	135,694	48,659	184,953	—	—	3,033	3,033	—	(1,067)	(1,067)	—	(4,120)	(4,120)	209,983
—	—	—	96	564	—	—	598	598	—	—	—	—	—	—	—	—	—	—	2,019
388	—	—	2,862	7,439	—	—	1	1	—	—	99	99	—	(842)	(842)	—	(10)	(10)	21,846
9	—	—	1	93	—	—	—	—	—	—	16	16	—	—	—	—	—	—	466
379	—	—	2,861	7,346	—	—	1	1	—	—	83	83	—	(842)	(842)	—	(10)	(10)	21,380

388	—	5,561	21,930	57,352	2,721	1,085,105	110,680	1,198,506	—	—	7,121	7,121	—	(6,169)	(6,169)	—	(6,966)	(6,966)	1,369,415

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 26 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	11,812	4,550	—	1,165	—	5,715	—	526	224	2,171	158	339	5	—	49
Offshore Oil and Gas	4,252	1,210	—	310	—	1,520	—	240	192	500	40	100	—	12	—
Mining and Minerals	13,282	7,148	12	1,829	—	8,989	—	943	—	3,348	125	379	10	71	115
Electricity and Alternative Energy	1,580	1,087	—	278	—	1,365	—	147	—	2,085	8	24	5	—	—
Marketing, Aboriginal and Community Relations	6,553	3,056	—	782	—	3,838	94	579	30	882	6	233	5	—	—
Executive and Support Services	3,543	669	—	172	64	905	—	209	451	65	22	79	—	—	13
Ministers’ Office	819	405	—	102	64	571	—	158	—	—	18	64	—	—	13
Corporate Services	2,724	264	—	70	—	334	—	51	451	65	4	15	—	—	—

Total	41,022	17,720	12	4,536	64	22,332	94	2,644	897	9,051	359	1,154	25	83	177

VOTE 27 Contracts and Funding Arrangements

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	31,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	29,060	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	31,560	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
160	—	94	365	4,091	85	—	700	785	—	—	—	—	—	—	—	—	—	—	10,591
—	—	35	121	1,240	600	—	917	1,517	—	—	—	—	—	—	—	—	—	—	4,277
305	—	452	—	5,748	70	—	—	70	—	—	—	—	—	—	—	—	—	—	14,807
—	—	8	—	2,277	23	—	26	49	—	—	—	—	—	—	—	—	—	—	3,691
—	—	—	—	1,829	943	—	19	962	—	—	—	—	—	—	—	—	—	—	6,629
—	—	96	1,839	2,774	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,679
—	—	—	—	253	—	—	—	—	—	—	—	—	—	—	—	—	—	—	824
—	—	96	1,839	2,521	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,855

465	—	685	2,325	17,959	1,721	—	1,662	3,383	—	—	—	—	—	—	—	—	—	—	43,674

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	33,560	—	—	33,560	—	—	—	—	—	—	—	—	—	—	33,560
—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
—	—	—	—	—	31,060	—	—	31,060	—	—	—	—	—	—	—	—	—	—	31,060

—	—	—	—	—	33,560	—	—	33,560	—	—	—	—	—	—	—	—	—	—	33,560

MINISTRY OF ENVIRONMENT

($000)

VOTE 28 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	69,064	27,760	300	7,166	—	35,226	—	2,100	50	24,138	145	1,200	40	22	6,500
Conservation Management	33,844	17,485	125	4,515	—	22,125	—	1,360	25	12,795	113	824	15	22	1,500
Parks, Fish and Wildlife Management	35,220	10,275	175	2,651	—	13,101	—	740	25	11,343	32	376	25	—	5,000
Water Stewardship	20,829	7,773	16	2,020	—	9,809	—	540	—	3,924	14	200	—	—	—
Water Stewardship	10,829	7,773	16	2,020	—	9,809	—	540	—	3,924	14	200	—	—	—
Water Rental Remissions	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oceans and Marine Fisheries	2,131	838	8	217	—	1,063	—	46	—	537	1	31	—	—	6
Environmental Protection	4,102	15,845	175	4,098	—	20,118	—	1,251	—	7,680	621	356	—	—	492
Compliance	16,308	8,670	270	2,220	—	11,160	—	665	—	760	376	597	20	—	631
Executive and Support Services	25,722	20,115	76	5,150	39	25,380	—	856	3,144	3,740	3,107	1,452	1,000	—	85
Minister’s Office	474	285	—	73	39	397	—	47	—	—	10	5	—	—	—
Corporate Services	25,248	19,830	76	5,077	—	24,983	—	809	3,144	3,740	3,097	1,447	1,000	—	85

Total	138,156	81,001	845	20,871	39	102,756	—	5,458	3,194	40,779	4,264	3,836	1,060	22	7,714

VOTE 29 Environmental Assessment Office

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	4,606	2,373	6	621	—	3,000	—	317	287	1,336	140	227	—	12	—

Total	4,606	2,373	6	621	—	3,000	—	317	287	1,336	140	227	—	12	—

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sustainable Environment Fund	35,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	35,705	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2,950	—	7,059	3,499	47,703	750	—	—	750	—	—	110	110	—	(8,100)	(8,100)	(2)	(5,700)	(5,702)	69,987
1,990	—	930	2,160	21,734	675	—	—	675	—	—	50	50	—	(6,000)	(6,000)	(1)	(4,400)	(4,401)	34,183
960	—	6,129	1,339	25,969	75	—	—	75	—	—	60	60	—	(2,100)	(2,100)	(1)	(1,300)	(1,301)	35,804
129	—	136	894	5,837	—	—	200	200	—	—	14,404	14,404	—	(292)	(292)	(1)	(1,500)	(1,501)	28,457
129	—	136	894	5,837	—	—	200	200	—	—	4	4	—	(292)	(292)	(1)	(1,500)	(1,501)	14,057
—	—	—	—	—	—	—	—	—	—	—	14,400	14,400	—	—	—	—	—	—	14,400
—	—	10	76	707	250	—	—	250	—	—	133	133	—	(1)	(1)	(1)	(2)	(3)	2,149
454	—	1,255	2,211	14,320	—	—	6,996	6,996	—	—	26	26	(35,705)	(1)	(35,706)	(1)	(973)	(974)	4,780
1,136	—	943	1,661	6,789	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(150)	(151)	17,797
73	—	1,338	3,062	17,857	160	—	—	160	—	—	623	623	—	(14,465)	(14,465)	(40)	(126)	(166)	29,389
—	—	1	—	63	—	—	—	—	—	—	18	18	—	—	—	—	—	—	478
73	—	1,337	3,062	17,794	160	—	—	160	—	—	605	605	—	(14,465)	(14,465)	(40)	(126)	(166)	28,911

4,742	—	10,741	11,403	93,213	1,160	—	7,196	8,356	—	—	15,296	15,296	(35,705)	(22,860)	(58,565)	(46)	(8,451)	(8,497)	152,559

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	53	354	2,726	—	—	230	230	—	—	—	—	—	(1)	(1)	—	(380)	(380)	5,575

—	—	53	354	2,726	—	—	230	230	—	—	—	—	—	(1)	(1)	—	(380)	(380)	5,575

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	35,705	—	—	35,705	—	—	—	—	—	—	35,705

—	—	—	—	—	—	—	—	—	35,705	—	—	35,705	—	—	—	—	—	—	35,705

MINISTRY OF FINANCE

($000)

VOTE 30 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Agencies Secretariat	1,497	834	—	221	—	1,055	—	25	71	158	20	40	—	—	—
Treasury Board Staff	4,903	3,493	27	894	—	4,414	—	48	65	460	25	134	—	183	—
Treasury Board Staff Operations	4,903	3,493	27	894	—	4,414	—	48	65	460	25	134	—	183	—
Financial Governance, Accounting and Reporting	6,721	7,016	83	1,796	—	8,895	10	178	135	879	219	326	—	23	—
Comptroller General Operations	6,720	3,533	33	904	—	4,470	10	28	123	478	201	256	—	18	—
Internal Audit and Advisory Services	1	3,483	50	892	—	4,425	—	150	12	401	18	70	—	5	—
Treasury	1	4,462	40	1,142	—	5,644	—	57	1,136	70	4,000	878	—	—	—
Provincial Treasury Operations	1	4,462	40	1,142	—	5,644	—	57	1,136	70	4,000	878	—	—	—
Corporate and Personal Property Registries	1	2,557	19	655	—	3,231	—	42	1,707	107	406	823	—	24	66
Registries	1	2,557	19	655	—	3,231	—	42	1,707	107	406	823	—	24	66
Strategic and Corporate Policy	3,486	8,664	26	2,218	—	10,908	169	354	802	693	252	530	20	16	—
Strategic and Corporate Policy	3,485	2,359	11	604	—	2,974	—	148	93	188	9	48	—	2	—
Financial Institutions Commission	1	6,305	15	1,614	—	7,934	169	206	709	505	243	482	20	14	—
Public Sector Employers’ Council	14,996	1,073	8	275	—	1,356	—	70	80	379	14	50	—	—	—
Public Sector Employers’ Council	1,842	1,073	8	275	—	1,356	—	70	80	379	14	50	—	—	—
Employer Association	13,154	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	16,075	8,578	91	2,203	39	10,911	—	1,423	2,245	679	2,343	440	10	15	10
Minister’s Office	451	231	3	59	39	332	—	54	—	—	15	17	—	—	—
Corporate Services	15,624	8,347	88	2,144	—	10,579	—	1,369	2,245	679	2,328	423	10	15	10

Total	47,680	36,677	294	9,404	39	46,414	179	2,197	6,241	3,425	7,279	3,221	30	261	76

VOTE 31 Public Affairs Bureau

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	34,482	11,899	99	3,071	—	15,069	—	393	100	1,701	740	1,220	13,588	12	53

Total	34,482	11,899	99	3,071	—	15,069	—	393	100	1,701	740	1,220	13,588	12	53

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	1	136	451	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,506
—	—	26	308	1,249	—	—	—	—	—	—	—	—	—	(125)	(125)	—	(4)	(4)	5,534
—	—	26	308	1,249	—	—	—	—	—	—	—	—	—	(125)	(125)	—	(4)	(4)	5,534
—	—	190	470	2,430	—	—	—	—	—	—	920	920	—	(5,339)	(5,339)	(150)	—	(150)	6,756
—	—	170	445	1,729	—	—	—	—	—	—	920	920	—	(364)	(364)	—	—	—	6,755
—	—	20	25	701	—	—	—	—	—	—	—	—	—	(4,975)	(4,975)	(150)	—	(150)	1
—	—	826	379	7,346	—	—	—	—	—	—	12,045	12,045	—	(9,449)	(9,449)	(776)	(14,809)	(15,585)	1
—	—	826	379	7,346	—	—	—	—	—	—	12,045	12,045	—	(9,449)	(9,449)	(776)	(14,809)	(15,585)	1
—	—	1,253	582	5,010	—	—	—	—	—	—	—	—	—	—	—	—	(8,240)	(8,240)	1
—	—	1,253	582	5,010	—	—	—	—	—	—	—	—	—	—	—	—	(8,240)	(8,240)	1
22	—	366	1,162	4,386	—	—	—	—	—	—	5	5	—	(129)	(129)	—	(11,658)	(11,658)	3,512
—	—	9	169	666	—	—	—	—	—	—	—	—	—	(129)	(129)	—	—	—	3,511
22	—	357	993	3,720	—	—	—	—	—	—	5	5	—	—	—	—	(11,658)	(11,658)	1
—	—	8	85	686	—	13,110	—	13,110	—	—	10	10	—	—	—	—	(199)	(199)	14,963
—	—	8	85	686	—	—	—	—	—	—	10	10	—	—	—	—	(199)	(199)	1,853
—	—	—	—	—	—	13,110	—	13,110	—	—	—	—	—	—	—	—	—	—	13,110
22	—	48	1,767	9,002	1,937	—	—	1,937	—	—	342	342	—	(4,833)	(4,833)	(239)	(505)	(744)	16,615
10	—	2	—	98	—	—	—	—	—	—	24	24	—	—	—	—	—	—	454
12	—	46	1,767	8,904	1,937	—	—	1,937	—	—	318	318	—	(4,833)	(4,833)	(239)	(505)	(744)	16,161

44	—	2,718	4,889	30,560	1,937	13,110	—	15,047	—	—	13,322	13,322	—	(19,875)	(19,875)	(1,165)	(35,415)	(36,580)	48,888

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
6	—	84	1,163	19,060	550	5	—	555	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,724

6	—	84	1,163	19,060	550	5	—	555	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,724

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 32 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Protection Against Fire and Pests	72,058	25,475	647	6,603	—	32,725	—	862	6	13,248	262	950	11	8	1,677
Forest Stewardship	63,695	16,119	834	4,451	—	21,404	1	1,098	1,169	38,169	315	1,094	8	50	1,001
Range Stewardship and Grazing	5,048	3,199	—	829	—	4,028	—	51	43	33	45	139	—	—	47
Compliance and Enforcement	25,609	13,978	611	3,859	—	18,448	—	452	1,134	1,245	389	521	1	2	63
Forest Investment	89,000	2,900	—	780	—	3,680	—	15	—	122,117	4	—	15	—	—
Pricing and Selling Timber	119,576	41,688	1,280	11,365	—	54,333	1	1,462	2,449	12,713	468	1,440	8	35	3,823
Pricing and Selling Timber	80,655	41,688	1,280	11,365	—	54,333	1	1,462	2,449	12,713	468	1,440	8	35	3,823
First Nations’ Participation	38,921	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	48,542	35,470	852	9,204	39	45,565	—	573	6,604	511	528	710	30	18	469
Minister’s Office	618	296	2	87	39	424	—	147	—	9	31	17	—	—	—
Corporate Governance	47,924	35,174	850	9,117	—	45,141	—	426	6,604	502	497	693	30	18	469

Total	423,528	138,829	4,224	37,091	39	180,183	2	4,513	11,405	188,036	2,011	4,854	73	113	7,080

VOTE 33 Direct Fire

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Protection Against Fire and Pests	55,380	11,037	3,579	2,860	—	17,476	—	1,645	—	8,294	145	779	30	199	8,679
Direct Fire	55,380	11,037	3,579	2,860	—	17,476	—	1,645	—	8,294	145	779	30	199	8,679

Total	55,380	11,037	3,579	2,860	—	17,476	—	1,645	—	8,294	145	779	30	199	8,679

VOTE 34 Housing and Homelessness

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	200,631	1,677	1	434	—	2,112	80	60	98	287	2	48	20	—	—
Building and Safety Policy	1,555	1,240	1	321	—	1,562	37	53	11	75	2	22	—	—	—
Residential Tenancy Office	5,612	2,531	19	652	—	3,202	—	70	120	2,011	100	309	—	—	—

Total	207,798	5,448	21	1,407	—	6,876	117	183	229	2,373	104	379	20	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
8,861	—	2,473	3,804	32,162	7	—	12,400	12,407	—	—	—	—	(1,300)	—	(1,300)	(51)	(12,800)	(12,851)	63,143
2,834	—	1,619	2,728	50,086	1,269	—	1,330	2,599	—	—	—	—	—	(1,711)	(1,711)	(50)	(1,621)	(1,671)	70,707
62	—	8	360	788	—	—	1,690	1,690	—	—	—	—	—	—	—	—	—	—	6,506
389	—	967	2,265	7,428	—	—	—	—	—	—	—	—	—	—	—	—	—	—	25,876
—	—	—	—	122,151	249	—	1,775	2,024	—	—	—	—	—	—	—	—	(6,800)	(6,800)	121,055
3,073	7,206	2,344	5,312	40,334	215	334	50,921	51,470	—	—	—	—	—	(972)	(972)	—	(8,297)	(8,297)	136,868
3,073	7,206	2,344	5,312	40,334	215	334	2,000	2,549	—	—	—	—	—	(972)	(972)	—	(8,297)	(8,297)	87,947
—	—	—	—	—	—	—	48,921	48,921	—	—	—	—	—	—	—	—	—	—	48,921
780	—	3,285	6,139	19,647	187	—	—	187	—	—	—	—	(16,031)	(159)	(16,190)	—	(161)	(161)	49,048
11	—	—	—	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	639
769	—	3,285	6,139	19,432	187	—	—	187	—	—	—	—	(16,031)	(159)	(16,190)	—	(161)	(161)	48,409

15,999	7,206	10,696	20,608	272,596	1,927	334	68,116	70,377	—	—	—	—	(17,331)	(2,842)	(20,173)	(101)	(29,679)	(29,780)	473,203

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
19,264	—	—	—	39,035	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,511
19,264	—	—	—	39,035	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,511

19,264	—	—	—	39,035	—	—	—	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,511

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	50	770	1,415	—	198,764	127	198,891	—	—	—	—	—	—	—	(255)	(140)	(395)	202,023
—	—	—	—	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,762
—	—	105	—	2,715	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,917

—	—	155	770	4,330	—	198,764	127	198,891	—	—	—	—	—	—	—	(255)	(140)	(395)	209,702

MINISTRY OF FORESTS AND RANGE

($000)

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	148,395	30,779	36	7,387	—	38,202	—	462	2,149	54,961	171	1,113	25	930	7,713
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	4,907	—	—	—	—	—
South Moresby Forest Replacement	25,500	—	—	—	—	—	—	—	—	26,000	—	—	—	—	—

Total	173,895	30,779	36	7,387	—	38,202	—	462	2,149	85,868	171	1,113	25	930	7,713

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
33,776	6,888	1,763	3,616	113,567	—	—	—	—	17,331	—	—	17,331	—	—	—	—	—	—	169,100
—	—	—	—	4,907	—	—	—	—	—	—	—	—	—	—	—	—	(4,907)	(4,907)	—
—	—	—	—	26,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26,000

33,776	6,888	1,763	3,616	144,474	—	—	—	—	17,331	—	—	17,331	—	—	—	—	(4,907)	(4,907)	195,100

MINISTRY OF HEALTH

($000)

VOTE 35 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	11,105,650	—	—	—	—	—	—	—	5,200	32,650	—	419	2,000	—	—
Regional Health Sector Funding	7,239,748	—	—	—	—	—	—	—	5,200	2,452	—	419	2,000	—	—
Medical Services Plan	2,625,734	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	889,547	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	169,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	152,908	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	28,213	—	—	—	—	—	—	—	—	30,198	—	—	—	—	—
Services Delivered by Ministry	260,309	139,696	6,652	40,056	—	186,404	—	1,401	709	11,111	7,022	2,121	—	10	6,205
Emergency Health Services	253,523	135,590	6,602	39,004	—	181,196	—	1,333	546	11,094	6,410	1,568	—	—	6,166
Vital Statistics	6,786	4,106	50	1,052	—	5,208	—	68	163	17	612	553	—	10	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	103,117	45,044	77	11,538	39	56,698	548	1,763	7,249	13,433	11,301	2,912	—	26	66
Minister’s Office	567	388	—	99	39	526	—	61	—	—	12	10	—	—	—
Stewardship and Corporate Management	102,550	44,656	77	11,439	—	56,172	548	1,702	7,249	13,433	11,289	2,902	—	26	66

Total	11,321,826	184,740	6,729	51,594	39	243,102	548	3,164	13,158	57,194	18,323	5,452	2,000	36	6,271

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	173,100	—	213,369	43	7,283,040	4,010,688	11,293,771	—	162,200	—	162,200	—	—	—	—	(136,266)	(136,266)	11,533,074
—	—	—	—	10,071	43	7,283,040	220,816	7,503,899	—	—	—	—	—	—	—	—	(38,516)	(38,516)	7,475,454
—	—	—	—	—	—	—	2,833,102	2,833,102	—	—	—	—	—	—	—	—	(94,000)	(94,000)	2,739,102
—	—	—	—	—	—	—	956,770	956,770	—	—	—	—	—	—	—	—	(2,000)	(2,000)	954,770
—	—	—	—	—	—	—	—	—	—	162,200	—	162,200	—	—	—	—	—	—	162,200
—	—	173,100	—	173,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—	173,100
—	—	—	—	30,198	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	28,448
36,897	—	8,170	14,939	88,585	18	—	447	465	—	—	125	125	—	(278)	(278)	—	(1,036)	(1,036)	274,265
36,887	—	7,620	14,311	85,935	—	—	429	429	—	—	113	113	—	—	—	—	(629)	(629)	267,044
10	—	550	628	2,650	18	—	18	36	—	—	12	12	—	(278)	(278)	—	(407)	(407)	7,221
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
202	—	4,065	5,263	46,828	769	2,596	1,076	4,441	—	—	128	128	—	—	—	—	(221)	(221)	107,874
7	—	—	—	90	—	—	—	—	—	—	3	3	—	—	—	—	—	—	619
195	—	4,065	5,263	46,738	769	2,596	1,076	4,441	—	—	125	125	—	—	—	—	(221)	(221)	107,255

37,099	—	185,335	20,202	348,782	830	7,285,636	4,012,211	11,298,677	—	162,200	253	162,453	(147,250)	(278)	(147,528)	—	(137,523)	(137,523)	11,767,963

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 36 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
LabourPrograms	15,689	26,484	55	6,864	—	33,403	189	811	530	1,050	3,001	1,365	—	37	8
Employment Standards	9,917	6,202	35	1,576	—	7,813	—	243	—	78	456	342	—	—	—
Industrial Relations	5,771	3,791	17	1,021	—	4,829	189	73	8	33	79	117	—	5	—
Work Safe BC	1	16,491	3	4,267	—	20,761	—	495	522	939	2,466	906	—	32	8
Service Delivery to Citizens and Businesses	22,270	16,140	101	4,150	—	20,391	—	282	1,372	1,959	583	581	10	—	77
Service BC Operations	20,270	12,740	88	3,288	—	16,116	—	259	2	1,452	327	472	10	—	35
Service Planning and Development	441	342	—	87	—	429	—	5	7	5	—	—	—	—	—
Service BC Online Channel	564	1,333	11	337	—	1,681	—	10	1,360	37	243	39	—	—	—
BC Stats	995	1,725	2	438	—	2,165	—	8	3	465	13	70	—	—	42
Shared Services BC	131,778	70,860	1,172	18,171	—	90,203	—	2,029	7,678	16,911	124,330	4,989	40	27	20,365
Accommodation and Real Estate Services	—	17,026	139	4,359	—	21,524	—	1,393	—	1,200	3,997	1,400	40	24	18,000
Shared Services BC Common IT Services	130,984	30,934	599	7,993	—	39,526	—	364	2,310	14,810	113,799	1,411	—	—	—
Shared Services BC Common Business Services	794	22,900	434	5,819	—	29,153	—	272	5,368	901	6,534	2,178	—	3	2,365
Service Transformation	1,809	1,557	—	402	—	1,959	—	100	548	7,166	4,701	82	15	—	—
Service BC Service Delivery Initiative	843	747	—	190	—	937	—	26	—	151	15	47	—	—	—
Network BC	1	461	—	118	—	579	—	54	548	1,981	4,686	17	—	—	—
IT and Telecommunications Strategy	965	349	—	94	—	443	—	20	—	5,034	—	18	15	—	—
Governance	11,870	5,208	54	1,328	—	6,590	—	203	65	3,948	4,185	392	—	—	45
Office of the Chief Information Officer	7,763	3,344	39	853	—	4,236	—	157	65	352	3,421	138	—	—	—
Government Information Strategies, Policy and Legislation	4,107	1,864	15	475	—	2,354	—	46	—	3,596	764	254	—	—	45
Executive and Support Services	8,444	2,517	12	656	39	3,224	2	237	4,217	1,305	201	342	15	24	—
Minister’s Office	504	282	1	72	39	394	—	51	8	—	16	11	—	—	—
Corporate Services	7,940	2,235	11	584	—	2,830	2	186	4,209	1,305	185	331	15	24	—

Total	191,860	122,766	1,394	31,571	39	155,770	191	3,662	14,410	32,339	137,001	7,751	80	88	20,495

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
56	—	1,538	3,574	12,159	—	—	—	—	—	—	48	48	—	—	—	—	(29,779)	(29,779)	15,831
56	—	356	713	2,244	—	—	—	—	—	—	48	48	—	—	—	—	(100)	(100)	10,005
—	—	36	771	1,311	—	—	—	—	—	—	—	—	—	—	—	—	(315)	(315)	5,825
—	—	1,146	2,090	8,604	—	—	—	—	—	—	—	—	—	—	—	—	(29,364)	(29,364)	1
—	—	236	3,895	8,995	—	—	—	—	—	—	179	179	—	(2,373)	(2,373)	(563)	(3,563)	(4,126)	23,066
—	—	228	3,708	6,493	—	—	—	—	—	—	178	178	—	(806)	(806)	(305)	(658)	(963)	21,018
—	—	—	—	17	—	—	—	—	—	—	—	—	—	—	—	—	—	—	446
—	—	—	63	1,752	—	—	—	—	—	—	—	—	—	(35)	(35)	—	(2,815)	(2,815)	583
—	—	8	124	733	—	—	—	—	—	—	1	1	—	(1,532)	(1,532)	(258)	(90)	(348)	1,019
1,933	—	75,865	262,814	516,981	—	—	—	—	—	—	91,793	91,793	—	(391,589)	(391,589)	(117,041)	(56,953)	(173,994)	133,394
—	—	32,251	254,010	312,315	—	—	—	—	—	—	19,784	19,784	—	(261,012)	(261,012)	(82,610)	(10,000)	(92,610)	1
15	—	36,113	4,650	173,472	—	—	—	—	—	—	26	26	—	(35,377)	(35,377)	(23,583)	(20,672)	(44,255)	133,392
1,918	—	7,501	4,154	31,194	—	—	—	—	—	—	71,983	71,983	—	(95,200)	(95,200)	(10,848)	(26,281)	(37,129)	1
—	—	2,427	400	15,439	2,900	—	492	3,392	—	—	—	—	—	(10,948)	(10,948)	(20)	—	(20)	9,822
—	—	—	89	328	—	—	—	—	—	—	—	—	—	(391)	(391)	(20)	—	(20)	854
—	—	2,427	266	9,979	—	—	—	—	—	—	—	—	—	(10,557)	(10,557)	—	—	—	1
—	—	—	45	5,132	2,900	—	492	3,392	—	—	—	—	—	—	—	—	—	—	8,967
—	—	1,233	630	10,701	—	—	—	—	—	—	—	—	—	(3,437)	(3,437)	(825)	(150)	(975)	12,879
—	—	976	400	5,509	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,745
—	—	257	230	5,192	—	—	—	—	—	—	—	—	—	(3,437)	(3,437)	(825)	(150)	(975)	3,134
3	—	237	1,336	7,919	—	—	—	—	—	—	843	843	—	(1,000)	(1,000)	—	(213)	(213)	10,773
—	—	2	—	88	—	—	—	—	—	—	26	26	—	—	—	—	—	—	508
3	—	235	1,336	7,831	—	—	—	—	—	—	817	817	—	(1,000)	(1,000)	—	(213)	(213)	10,265

1,992	—	81,536	272,649	572,194	2,900	—	492	3,392	—	—	92,863	92,863	—	(409,347)	(409,347)	(118,449)	(90,658)	(209,107)	205,765

MINISTRY OF PUBLIC SAFETY AND SOLICIT OR GENERAL

($000)

VOTE 37 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	181,048	87,768	3,118	22,657	—	113,543	—	844	885	3,022	1,080	1,961	—	—	3,776
BC Coroners Service	10,663	5,704	4	1,429	—	7,137	48	174	219	4,218	612	284	20	—	13
Policing and Community Safety	272,183	7,728	104	1,980	—	9,812	—	372	370	1,970	220	562	10	—	90
Police Services	249,883	4,271	15	1,095	—	5,381	—	308	279	1,391	141	422	10	—	90
Victims Services and Community Programs	22,300	3,457	89	885	—	4,431	—	64	91	579	79	140	—	—	—
Provincial Emergency Program	6,096	2,670	147	683	—	3,500	—	107	11	1,529	36	131	—	—	11
Office of the Superintendent of Motor Vehicles	8,223	3,325	30	843	—	4,198	—	40	625	375	180	230	—	—	—
Office of the Fire Commissioner	2,364	1,439	3	368	—	1,810	—	100	26	68	65	84	—	—	26
Gaming Policy and Enforcement	14,606	6,477	44	1,669	—	8,190	—	346	309	544	59	219	300	—	5
Gaming Policy and Enforcement Operations	14,605	6,477	44	1,669	—	8,190	—	346	309	544	59	219	300	—	5
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,089	38	1,303	—	6,430	—	216	408	221	80	198	—	—	1
Executive and Support Services	6,164	2,580	13	659	39	3,291	343	171	1,194	373	83	130	2,000	29	2
Minister’s Office	466	225	—	59	39	323	—	60	—	2	10	15	—	—	2
Corporate Services	5,698	2,355	13	600	—	2,968	343	111	1,194	371	73	115	2,000	29	—

Total	501,348	122,780	3,501	31,591	39	157,911	391	2,370	4,047	12,320	2,415	3,799	2,330	29	3,924

VOTE 38 Emergency Program Act

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	15,628	400	10	102	—	512	—	125	—	3,000	45	20	—	—	350

Total	15,628	400	10	102	—	512	—	125	—	3,000	45	20	—	—	350

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	1,565	—	—	—	—	—	—	—	—	—	5	55	—	—	300
Victims of Crime Act	7,325	1,327	—	339	—	1,666	—	14	—	—	32	35	—	—	—

Total	8,890	1,327	—	339	—	1,666	—	14	—	—	37	90	—	—	300

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
995	—	2,701	30,295	45,559	33	—	23,735	23,768	—	—	202	202	—	(200)	(200)	—	(7,141)	(7,141)	175,731
45	—	422	730	6,785	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13,922
89	—	997	1,232	5,912	1,030	8,968	311,993	321,991	—	—	29	29	(3,599)	(17,900)	(21,499)	(2,500)	(18,895)	(21,395)	294,850
84	—	687	749	4,161	450	—	301,650	302,100	—	—	29	29	—	(17,900)	(17,900)	(2,500)	(18,845)	(21,345)	272,426
5	—	310	483	1,751	580	8,968	10,343	19,891	—	—	—	—	(3,599)	—	(3,599)	—	(50)	(50)	22,424
28	—	391	437	2,681	—	1,461	—	1,461	—	—	11	11	—	—	—	—	(1,500)	(1,500)	6,153
—	—	220	322	1,992	—	—	1,126	1,126	—	—	3,031	3,031	—	—	—	—	(2,145)	(2,145)	8,202
30	—	30	160	589	—	—	—	—	—	—	—	—	—	(10)	(10)	—	—	—	2,389
3	—	441	991	3,217	149,080	—	76,245	225,325	—	—	250	250	—	(250)	(250)	—	(222,274)	(222,274)	14,458
3	—	441	991	3,217	—	—	3,200	3,200	—	—	250	250	—	(250)	(250)	—	(150)	(150)	14,457
—	—	—	—	—	149,080	—	73,045	222,125	—	—	—	—	—	—	—	—	(222,124)	(222,124)	1
115	—	744	672	2,655	—	—	—	—	—	—	107	107	—	—	—	—	(9,191)	(9,191)	1
159	—	63	374	4,921	—	—	—	—	—	—	284	284	—	(200)	(200)	—	(35)	(35)	8,261
9	—	—	—	98	—	—	—	—	—	—	49	49	—	—	—	—	—	—	470
150	—	63	374	4,823	—	—	—	—	—	—	235	235	—	(200)	(200)	—	(35)	(35)	7,791

1,464	—	6,009	35,213	74,311	150,143	10,429	413,099	573,671	—	—	3,914	3,914	(3,599)	(18,560)	(22,159)	(2,500)	(261,181)	(263,681)	523,967

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
4,456	—	9	—	8,005	—	7,112	—	7,112	—	—	5	5	—	—	—	—	—	—	15,634

4,456	—	9	—	8,005	—	7,112	—	7,112	—	—	5	5	—	—	—	—	—	—	15,634

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
139	—	90	—	589	—	—	376	376	—	—	100	100	—	—	—	—	—	—	1,065
—	—	—	—	81	2,000	—	—	2,000	3,599	—	—	3,599	—	—	—	—	—	—	7,346

139	—	90	—	670	2,000	—	376	2,376	3,599	—	100	3,699	—	—	—	—	—	—	8,411

MINISTRY OF SMALL BUSINESS AND REVENUE

($000)

VOTE 39 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Small Business and Regulatory Reform	1,891	1,395	—	358	—	1,753	—	100	—	72	12	550	—	—	—
Revenue Programs	18,370	31,131	213	7,970	—	39,314	—	1,635	—	392	29	265	—	10	—
Revenue Services	8,438	7,362	41	1,884	—	9,287	—	90	—	52,220	4	528	—	—	—
Property Assessment Services	1	1,061	1	255	—	1,317	1,036	33	44	54	160	143	—	10	—
Executive and Support Services	15,942	10,497	71	2,703	39	13,310	—	380	2,477	30	45	7,781	1	117	15
Minister’s Office	430	262	—	67	39	368	—	30	—	—	23	15	—	—	2
Corporate Services	15,512	10,235	71	2,636	—	12,942	—	350	2,477	30	22	7,766	1	117	13

Total	44,642	51,446	326	13,170	39	64,981	1,036	2,238	2,521	52,768	250	9,267	1	137	15

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	25	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	207	—	941	—	—	899	899	—	—	—	—	—	—	—	—	—	—	3,593
231	—	86	—	2,648	500	—	—	500	—	—	3,016	3,016	—	—	—	—	(26,609)	(26,609)	18,869
—	—	—	—	52,842	—	—	—	—	—	—	—	—	—	(18,059)	(18,059)	—	(34,636)	(34,636)	9,434
—	—	10	90	1,580	—	—	—	—	—	—	—	—	—	—	—	(2,236)	(660)	(2,896)	1
62	—	9,772	4,827	25,507	—	—	—	—	—	—	486	486	—	(495)	(495)	—	(25,505)	(25,505)	13,303
—	—	—	—	70	—	—	—	—	—	—	—	—	—	—	—	—	—	—	438
62	—	9,772	4,827	25,437	—	—	—	—	—	—	486	486	—	(495)	(495)	—	(25,505)	(25,505)	12,865

293	—	10,075	4,917	83,518	500	—	899	1,399	—	—	3,502	3,502	—	(18,554)	(18,554)	(2,236)	(87,410)	(89,646)	45,200

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25

—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25

MINISTRY OF TOURISM, SPORT AND THE ARTS

($000)

VOTE 40 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Arts, Culture and Heritage	23,112	2,523	6	646	—	3,175	65	138	2	1,129	116	126	—	1	15
Culture	18,040	923	—	236	—	1,159	65	55	—	522	26	66	—	—	—
Heritage	3,765	800	—	205	—	1,005	—	70	—	472	35	35	—	1	15
Archaeology	1,307	800	6	205	—	1,011	—	13	2	135	55	25	—	—	—
Sport, Recreation and Volunteers	11,640	618	10	158	—	786	—	54	—	140	6	172	—	—	3
Tourism and Resort Development	7,972	5,027	12	1,287	—	6,326	—	391	77	3,302	18	323	1,015	15	654
British Columbia Film Commission	1,310	593	—	152	—	745	—	30	—	160	13	40	12	—	3
Transfers to Crown Corporations and Agencies	131,105	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	6,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,105	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	24,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	88,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,998	904	—	232	39	1,175	—	122	519	501	104	152	—	—	—
Minister’s Office	500	288	—	74	39	401	—	67	—	—	4	13	—	—	—
Management Services	2,498	616	—	158	—	774	—	55	519	501	100	139	—	—	—

Total	178,137	9,665	28	2,475	39	12,207	65	735	598	5,232	257	813	1,027	16	675

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Olympic Arts Fund	650	16	—	4	—	20	—	—	—	15	—	5	—	—	—
Physical Fitness and Amateur Sports Fund	2,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,850	16	—	4	—	20	—	—	—	15	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
67	—	12	306	1,977	16,913	—	3,980	20,893	—	—	—	—	—	(22)	(22)	—	—	—	26,023
—	—	6	133	873	15,613	—	2,280	17,893	—	—	—	—	—	—	—	—	—	—	19,925
67	—	4	74	773	1,300	—	1,700	3,000	—	—	—	—	—	—	—	—	—	—	4,778
—	—	2	99	331	—	—	—	—	—	—	—	—	—	(22)	(22)	—	—	—	1,320
—	—	7	62	444	2,075	—	9,940	12,015	—	—	—	—	—	—	—	—	(434)	(434)	12,811
456	—	402	467	7,120	50	—	117	167	—	—	—	—	—	—	—	—	—	—	13,613
3	—	50	99	410	7	—	200	207	—	—	—	—	—	—	—	—	(8)	(8)	1,354
—	—	—	—	—	38,405	—	102,252	140,657	—	—	3,200	3,200	—	—	—	—	—	—	143,857
—	—	—	—	—	—	—	1,800	1,800	—	—	3,200	3,200	—	—	—	—	—	—	5,000
—	—	—	—	—	12,105	—	—	12,105	—	—	—	—	—	—	—	—	—	—	12,105
—	—	—	—	—	26,300	—	—	26,300	—	—	—	—	—	—	—	—	—	—	26,300
—	—	—	—	—	—	—	100,452	100,452	—	—	—	—	—	—	—	—	—	—	100,452
—	—	70	375	1,843	—	—	—	—	—	—	19	19	—	—	—	—	—	—	3,037
—	—	—	—	84	—	—	—	—	—	—	19	19	—	—	—	—	—	—	504
—	—	70	375	1,759	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,533

526	—	541	1,309	11,794	57,450	—	116,489	173,939	—	—	3,219	3,219	—	(22)	(22)	—	(442)	(442)	200,695

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	20	660	—	—	660	—	—	—	—	—	—	—	—	—	—	700
—	—	—	—	—	2,300	—	—	2,300	—	—	—	—	—	—	—	—	—	—	2,300

—	—	—	—	20	2,960	—	—	2,960	—	—	—	—	—	—	—	—	—	—	3,000

MINISTRY OF TRANSPORTATION

($000)

VOTE 41 Ministry Operations

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation Improvements	17,993	21,166	216	2,157	—	23,539	—	2,179	1,045	120,047	684	1,633	—	27	19,845
Transportation Policy and Legislation	695	712	—	184	—	896	—	13	—	290	—	8	—	—	—
Planning, Engineering and Construction	12,462	18,654	216	1,539	—	20,409	—	2,042	645	105,684	632	1,564	—	15	17,921
Partnerships	1	1,707	—	410	—	2,117	—	119	400	13,823	52	51	—	12	1,924
Port and Airport Development	4,835	93	—	24	—	117	—	5	—	250	—	10	—	—	—
Public Transportation	359,292	—	—	—	—	—	—	—	—	—	—	—	—	—	127,732
British Columbia Transit	135,012	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000 Ltd	97,048	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	127,232	—	—	—	—	—	—	—	—	—	—	—	—	—	127,732
Highway Operations	437,415	57,831	923	10,578	—	69,332	—	4,472	2,373	21,024	2,720	2,140	—	197	383,780
Maintenance, Assset Preservation and Traffic Operations	404,939	43,366	466	6,856	—	50,688	—	3,738	2,255	20,379	1,259	1,347	—	197	368,926
Commercial Vehicle Safety and Enforcement	22,530	13,288	355	3,418	—	17,061	—	700	100	500	1,250	725	—	—	150
Inland Ferries	8,009	263	2	68	—	333	—	30	—	100	4	5	—	—	14,675
Coquihalla Toll Administration	1,937	914	100	236	—	1,250	—	4	18	45	207	63	—	—	29
Passenger Transportation Regulation	2,244	1,075	21	282	—	1,378	122	287	—	55	100	106	—	1	10
Passenger Transportation Board	511	230	—	59	—	289	122	15	—	5	—	46	—	1	—
Passenger Transportation Branch	1,733	845	21	223	—	1,089	—	272	—	50	100	60	—	—	10
Executive and Support Services	12,147	5,220	42	1,357	39	6,658	—	238	3,358	1,008	439	498	—	29	—
Minister’s Office	415	216	—	52	39	307	—	70	—	—	9	11	—	—	—
Corporate Services	11,732	5,004	42	1,305	—	6,351	—	168	3,358	1,008	430	487	—	29	—

Total	829,091	85,292	1,202	14,374	39	100,907	122	7,176	6,776	142,134	3,943	4,377	—	254	531,367

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
6,246	382,146	774	1,422	536,048	25,827	4,520	1,000	31,347	—	—	530	530	—	—	—	(570,712)	(2,050)	(572,762)	18,702
—	—	—	—	311	2,000	—	—	2,000	—	—	—	—	—	—	—	(2,000)	—	(2,000)	1,207
6,140	382,069	739	1,222	518,673	53	—	1,000	1,053	—	—	200	200	—	—	—	(525,693)	(2,050)	(527,743)	12,592
106	77	35	200	16,799	—	—	—	—	—	—	330	330	—	—	—	(19,245)	—	(19,245)	1
—	—	—	—	265	23,774	4,520	—	28,294	—	—	—	—	—	—	—	(23,774)	—	(23,774)	4,902
—	—	48,204	—	175,936	—	—	49,264	49,264	—	136,680	—	136,680	—	—	—	—	—	—	361,880
—	—	19,624	—	19,624	—	—	49,264	49,264	—	66,180	—	66,180	—	—	—	—	—	—	135,068
—	—	28,580	—	28,580	—	—	—	—	—	70,500	—	70,500	—	—	—	—	—	—	99,080
—	—	—	—	127,732	—	—	—	—	—	—	—	—	—	—	—	—	—	—	127,732
17,935	200,544	7,000	7,165	649,350	10	—	—	10	—	—	2,167	2,167	—	—	—	(270,400)	(6,337)	(276,737)	444,122
17,035	200,544	5,415	5,361	626,456	10	—	—	10	—	—	1,990	1,990	—	—	—	(262,400)	(5,872)	(268,272)	410,872
900	—	165	1,694	6,184	—	—	—	—	—	—	—	—	—	—	—	—	(465)	(465)	22,780
—	—	1,367	—	16,181	—	—	—	—	—	—	—	—	—	—	—	(8,000)	—	(8,000)	8,514
—	—	53	110	529	—	—	—	—	—	—	177	177	—	—	—	—	—	—	1,956
13	—	38	205	937	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	2,314
2	—	3	41	235	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	523
11	—	35	164	702	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,791
—	—	261	790	6,621	1	—	—	1	—	—	(585)	(585)	—	—	—	(250)	(5)	(255)	12,440
—	—	—	—	90	—	—	—	—	—	—	18	18	—	—	—	—	—	—	415
—	—	261	790	6,531	1	—	—	1	—	—	(603)	(603)	—	—	—	(250)	(5)	(255)	12,025

24,194	582,690	56,277	9,582	1,368,892	25,838	4,520	50,264	80,622	—	136,680	2,112	138,792	—	—	—	(841,362)	(8,393)	(849,755)	839,458

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 42 Management of Public Funds and Debt

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Financing	683,997	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating	683,992	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sky Train Extension Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	684,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	1,583,976	17,900	1,601,876	—	(840,985)	(840,985)	(143,094)	—	(143,094)	617,797
—	—	—	—	—	—	—	—	—	—	717,196	12,800	729,996	—	(35,005)	(35,005)	(77,199)	—	(77,199)	617,792
—	—	—	—	—	—	—	—	—	—	383,500	2,000	385,500	—	(353,700)	(353,700)	(31,799)	—	(31,799)	1
—	—	—	—	—	—	—	—	—	—	163,600	900	164,500	—	(153,400)	(153,400)	(11,099)	—	(11,099)	1
—	—	—	—	—	—	—	—	—	—	176,700	1,000	177,700	—	(162,200)	(162,200)	(15,499)	—	(15,499)	1
—	—	—	—	—	—	—	—	—	—	73,080	300	73,380	—	(66,180)	(66,180)	(7,199)	—	(7,199)	1
—	—	—	—	—	—	—	—	—	—	69,900	900	70,800	—	(70,500)	(70,500)	(299)	—	(299)	1
—	—	—	—	—	—	—	—	—	—	—	635,400	635,400	—	—	—	(635,399)	—	(635,399)	1
—	—	—	—	—	—	—	—	—	—	—	500	500	—	—	—	(499)	—	(499)	1
—	—	—	—	—	—	—	—	—	—	—	23,700	23,700	—	—	—	(23,699)	—	(23,699)	1

—	—	—	—	—	—	—	—	—	—	1,583,976	677,500	2,261,476	—	(840,985)	(840,985)	(802,691)	—	(802,691)	617,800

OTHER APPROPRIATIONS

($000)

VOTE 43 Contingencies All Ministries and New Programs

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contingencies All Ministries and New Programs	302,497	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	302,497	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Negotiating Framework	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	302,497	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 BC Family Bonus

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	39,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	39,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Electoral Boundaries Commission

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	—	—	—	—	—	—	175	—	200	1,520	—	327	650	50	25

Total	—	—	—	—	—	—	175	—	200	1,520	—	327	650	50	25

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	740,000	740,000	—	—	—	—	—	—	740,000
—	—	—	—	—	—	—	—	—	—	—	320,000	320,000	—	—	—	—	—	—	320,000
—	—	—	—	—	—	—	—	—	—	—	420,000	420,000	—	—	—	—	—	—	420,000

—	—	—	—	—	—	—	—	—	—	—	740,000	740,000	—	—	—	—	—	—	740,000

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	23,000	1	—	23,001	—	—	—	—	—	—	—	—	(1)	(1)	23,000

—	—	—	—	—	23,000	1	—	23,001	—	—	—	—	—	—	—	—	(1)	(1)	23,000

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	107	210	3,264	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,264

—	—	107	210	3,264	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,264

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	62,522	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconcilliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,503	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	513	—	—	—	—	—	—	—	—	—	—	—	—	—	—
MInistry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	988	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,251	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	54,675	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	30	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	71	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(62,521)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	62,499	62,499	—	—	—	—	—	—	62,499
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1,485	1,485	—	—	—	—	—	—	1,485
—	—	—	—	—	—	—	—	—	—	—	472	472	—	—	—	—	—	—	472
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	991	991	—	—	—	—	—	—	991
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,073	4,073	—	—	—	—	—	—	4,073
—	—	—	—	—	—	—	—	—	—	—	54,885	54,885	—	—	—	—	—	—	54,885
—	—	—	—	—	—	—	—	—	—	—	30	30	—	—	—	—	—	—	30
—	—	—	—	—	—	—	—	—	—	—	72	72	—	—	—	—	—	—	72
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(62,498)	—	(62,498)	(62,498)

—	—	—	—	—	—	—	—	—	—	—	62,499	62,499	—	—	—	(62,498)	—	(62,498)	1

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	196,574	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	4,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	9,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
MInistry of Finance	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	139,007	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	8,525	—	—	—	—	—	—	—	—	—	—	—	—	—	—
MInistry of Small Business and Revenue	34,075	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	6	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(196,573)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Environmental Appeal Board and Forest Appeals Commission

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	1,955	692	5	177	—	874	440	52	64	210	30	95	—	20	5
Administration and Support Services	1,213	692	5	177	—	874	1	10	64	30	30	45	—	—	5
Environmental Appeal Board	410	—	—	—	—	—	254	25	—	80	—	30	—	10	—
Forest Appeals Commission	332	—	—	—	—	—	185	17	—	100	—	20	—	10	—

Total	1,955	692	5	177	—	874	440	52	64	210	30	95	—	20	5

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	157,156	157,156	—	—	—	—	—	—	157,156
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,100	4,100	—	—	—	—	—	—	4,100
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	9,000	9,000	—	—	—	—	—	—	9,000
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1,168	1,168	—	—	—	—	—	—	1,168
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	105,899	105,899	—	—	—	—	—	—	105,899
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	8,847	8,847	—	—	—	—	—	—	8,847
—	—	—	—	—	—	—	—	—	—	—	28,075	28,075	—	—	—	—	—	—	28,075
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	6	6	—	—	—	—	—	—	6
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(157,155)	—	(157,155)	(157,155)

—	—	—	—	—	—	—	—	—	—	—	157,156	157,156	—	—	—	(157,155)	—	(157,155)	1

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	5	152	1,073	—	—	—	—	—	—	15	15	—	(1)	(1)	—	—	—	1,961
—	—	5	152	342	—	—	—	—	—	—	15	15	—	(1)	(1)	—	—	—	1,230
—	—	—	—	399	—	—	—	—	—	—	—	—	—	—	—	—	—	—	399
—	—	—	—	332	—	—	—	—	—	—	—	—	—	—	—	—	—	—	332

—	—	5	152	1,073	—	—	—	—	—	—	15	15	—	(1)	(1)	—	—	—	1,961

VOTE 49 Forest Practices Board

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,607	1,728	—	442	—	2,170	123	209	40	506	60	66	50	—	2

Total	3,607	1,728	—	442	—	2,170	123	209	40	506	60	66	50	—	2

Special Account

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management	—	2,828	5	751	—	3,584	—	166	468	1,710	537	275	—	—	—

Total	—	2,828	5	751	—	3,584	—	166	468	1,710	537	275	—	—	—

Special Account (Eliminated for 2006/07)

	Total
	2005/06					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Unclaimed Property	75	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	75	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
173	—	100	138	1,467	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,637

173	—	100	138	1,467	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,637

																			Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
625	—	391	390	4,562	—	—	—	—	—	—	37,419	37,419	—	(45,140)	(45,140)	(200)	(225)	(425)	—

625	—	391	390	4,562	—	—	—	—	—	—	37,419	37,419	—	(45,140)	(45,140)	(200)	(225)	(425)	—

Total
				Total				Total				Total			Total			Total	2006/07
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

CAPITAL EXPENDITURES

LEGISLATION

($000)

VOTE 1 Legislation

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Legislation	1,138	—	—	2,000	—	1,114	—	543	843	—	—	4,500
Members’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	1,138	—	—	2,000	—	1,114	—	543	843	—	—	4,500
Clerk of Committees	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Operations	—	—	—	—	—	—	—	—	—	—	—	—
Sergeant-at-Arms	—	—	—	—	—	—	—	—	—	—	—	—
Hansard	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Library	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,138	—	—	2,000	—	1,114	—	543	843	—	—	4,500

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Auditor General	200	—	—	—	—	20	—	180	—	—	—	200

Total	200	—	—	—	—	20	—	180	—	—	—	200

VOTE 3 Conflict of Interest Commissioner

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 4 Elections BC

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Elections BC	3,600	—	—	—	—	—	—	830	—	—	—	830

Total	3,600	—	—	—	—	—	—	830	—	—	—	830

VOTE 5 Information and Privacy Commissioner

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Information and Privacy Commissioner	30	—	—	—	—	3	—	27	—	—	—	30

Total	30	—	—	—	—	3	—	27	—	—	—	30

VOTE 6 Merit Commissioner

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Merit Commissioner	—	—	—	—	—	35	—	29	100	—	—	164

Total	—	—	—	—	—	35	—	29	100	—	—	164

VOTE 7 Ombudsman

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ombudsman	65	—	—	—	—	5	—	60	—	—	—	65

Total	65	—	—	—	—	5	—	60	—	—	—	65

VOTE 8 Police Complaint Commissioner

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25

Total	25	—	—	—	—	2	—	23	—	—	—	25

OFFICE OF THE PREMIER

($000)

VOTE 9 Office of the Premier

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Intergovernmental Relations Secretariat	20	—	—	—	—	5	—	13	—	—	—	18
Deputy Ministers’ Policy Secretariat	139	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	81	—	—	—	—	30	—	42	—	—	—	72
Premier’s Office	5	—	—	—	—	5	—	—	—	—	—	5
Executive Operations	76	—	—	—	—	25	—	42	—	—	—	67

Total	240	—	—	—	—	40	—	55	—	—	—	95

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 10 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Negotiations	29	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	23	—	—	—	—	70	—	97	109	—	—	276
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	23	—	—	—	—	70	—	97	109	—	—	276

Total	52	—	—	—	—	70	—	97	109	—	—	276

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 11 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Research and Innovation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,466	—	—	—	—	75	—	1,246	150	—	—	1,471
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Program Management	1,466	—	—	—	—	75	—	1,246	150	—	—	1,471

Total	1,466	—	—	—	—	75	—	1,246	150	—	—	1,471

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 12 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Food Industry Development	1,180	—	—	—	146	76	523	143	—	—	—	888
Agriculture and Aquaculture Management	485	—	—	—	145	22	127	143	—	—	—	437
Agriculture and Aquaculture Management	483	—	—	—	145	20	127	143	—	—	—	435
BC Farm Industry Review Board	2	—	—	—	—	2	—	—	—	—	—	2
Risk Management	170	—	—	—	—	17	77	74	—	—	—	168
Crown Land Administration	65	—	—	—	—	57	—	363	—	—	—	420
Land Policy Program	12	—	—	—	—	9	—	3	—	—	—	12
Crown Land Tenure Management	53	—	—	—	—	48	—	360	—	—	—	408
Contaminated Sites Program	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	98	—	—	—	—	38	—	—	49	—	—	87
Minister’s Office	10	—	—	—	—	9	—	—	—	—	—	9
Corporate Services	88	—	—	—	—	29	—	—	49	—	—	78

Total	1,998	—	—	—	291	210	727	723	49	—	—	2,000

VOTE 13 Agricultural Land Commission

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agricultural Land Commission	15	—	—	—	—	15	—	—	—	—	—	15

Total	15	—	—	—	—	15	—	—	—	—	—	15

VOTE 14 Integrated Land Management Bureau

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Integrated Land Management Bureau	10,937	—	—	—	270	246	360	7,785	101	—	—	8,762
Regional Client Services	195	—	—	—	270	135	360	—	—	—	—	765
Species at Risk Coordination	—	—	—	—	—	—	—	—	—	—	—	—
Resource Information Management	10,209	—	—	—	—	66	—	6,253	—	—	—	6,319
Bureau Management	533	—	—	—	—	45	—	1,532	101	—	—	1,678

Total	10,937	—	—	—	270	246	360	7,785	101	—	—	8,762

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Court Services	9,022	—	—	—	1,875	260	1,405	995	3,019	—	—	7,554
Legal Services	298	—	—	—	—	23	—	275	—	—	—	298
Prosecution Services	1,200	—	—	—	—	80	60	150	939	—	—	1,229
Justice Services	510	—	—	—	—	—	390	700	—	—	—	1,090
Multiculturalism and Immigration	1,250	—	—	—	—	15	—	1,010	—	—	—	1,025
Executive and Support Services	1,137	—	—	—	—	—	—	665	150	—	—	815
Minister’s Office	11	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,126	—	—	—	—	—	—	665	150	—	—	815
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—	—

Total	13,417	—	—	—	1,875	378	1,855	3,795	4,108	—	—	12,011

VOTE 16 Judiciary

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Judiciary	2,236	—	—	—	—	142	140	1,081	—	—	—	1,363
Superior Courts	1,126	—	—	—	—	70	—	1,001	—	—	—	1,071
Provincial Courts	1,110	—	—	—	—	72	140	80	—	—	—	292

Total	2,236	—	—	—	—	142	140	1,081	—	—	—	1,363

VOTE 17 Crown Proceeding Act

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 18 British Columbia Utilities Commission

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12

Total	12	—	—	—	—	2	—	10	—	—	—	12

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Guardian and Trustee of British Columbia	794	—	—	—	—	24	—	1,000	—	—	—	1,024

Total	794	—	—	—	—	24	—	1,000	—	—	—	1,024

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 19 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
ECD, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17,022	—	—	—	444	855	2,834	17,059	5,090	—	—	26,282
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	17,022	—	—	—	444	855	2,834	17,059	5,090	—	—	26,282

Total	17,022	—	—	—	444	855	2,834	17,059	5,090	—	—	26,282

VOTE 20 Community Living Services

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Ministry Services - Community Living	—	—	—	—	—	—	—	—	—	—	—	—
Minister Support Services - Community Living	—	—	—	—	—	—	—	—	—	—	—	—
Ministry Services - Community Living	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Community Living British Columbia	—	—	—	—	—	—	—	—	—	—	—	—
Adult Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Children’s Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY SERVICES

($000)

VOTE 21 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Local Government	800	—	—	—	—	—	—	700	—	—	—	700
Local Government Services and Transfers	800	—	—	—	—	—	—	700	—	—	—	700
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—	—
Seniors’, Women’s and Community Services	1,250	—	—	—	—	—	—	700	—	—	—	700
Executive and Support Services	300	—	—	—	—	50	—	480	50	—	—	580
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	300	—	—	—	—	50	—	480	50	—	—	580

Total	2,350	—	—	—	—	50	—	1,880	50	—	—	1,980

VOTE 22 BC Public Service Agency

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Business Transformation and Learning Division	3,000	—	—	—	—	—	—	984	—	—	—	984
Business Transformation and Learning	3,000	—	—	—	—	—	—	984	—	—	—	984
Client Services	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	—	—	—	—	—	—	—	—	—	—	—	—
Talent Management	—	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Compensation, Benefits and Policy	—	—	—	—	—	—	—	—	—	—	—	—
Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Workers Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Employee and Family Assistance Program	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	300	—	—	—	—	270	—	—	—	—	—	270
Deputy Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	300	—	—	—	—	270	—	—	—	—	—	270

Total	3,300	—	—	—	—	270	—	984	—	—	—	1,254

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ECONOMIC DEVELOPMENT

($000)

VOTE 23 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Marketing and Promoting British Columbia	80	—	—	—	—	400	—	15	—	—	—	415
Enhancing Economic Development	—	—	—	—	—	—	—	25	—	—	—	25
2010 Olympic and Paralympic Winter Games Secretariat	620	—	—	—	—	912	—	213	1,104	—	—	2,229
Executive and Support Services	155	—	—	—	—	30	—	100	—	—	—	130
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	155	—	—	—	—	30	—	100	—	—	—	130
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—	—

Total	855	—	—	—	—	1,342	—	353	1,104	—	—	2,799

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 24 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Schools	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Early Learning and Literacy	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	95	—	—	—	—	—	—	75	—	—	—	75
Executive and Support Services	9,650	—	—	—	—	—	—	8,497	180	—	—	8,677
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
K-12 Education Programs	9,650	—	—	—	—	—	—	8,497	180	—	—	8,677

Total	9,745	—	—	—	—	—	—	8,572	180	—	—	8,752

MINISTRY OF EMPLOYMENT AND INCOME ASSISTANCE

($000)

VOTE 25 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	35	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17,472	—	—	—	—	4,300	1,300	11,600	800	—	—	18,000
Minister’s Office	—	—	—	—	—	—	1,300	11,600	—	—	—	—
Corporate Services	17,472	—	—	—	—	4,300	—	—	800	—	—	18,000

Total	17,507	—	—	—	—	4,300	1,300	11,600	800	—	—	18,000

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 26 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Oil and Gas	275	—	—	—	17	26	—	435	—	88	—	566
Offshore Oil and Gas	—	—	—	—	—	—	—	—	—	—	—	—
Mining and Minerals	865	—	—	—	35	—	355	661	—	—	—	1,051
Electricity and Alternative Energy	6	—	—	—	—	—	—	—	—	—	—	—
Marketing, Aboriginal and Community Relations	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	310	—	—	—	—	53	—	129	—	—	—	182
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	310	—	—	—	—	53	—	129	—	—	—	182

Total	1,456	—	—	—	52	79	355	1,225	—	88	—	1,799

VOTE 27 Contracts and Funding Arrangements

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 28 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Environmental Stewardship	24,686	26,186	14,580	—	430	7	1,920	—	—	—	—	43,123
Conservation Management	5,444	26,186	—	—	237	7	1,073	—	—	—	—	27,503
Parks, Fish and Wildlife Management	19,242	—	14,580	—	193	—	847	—	—	—	—	15,620
Water Stewardship	73	—	—	—	45	20	181	—	—	—	—	246
Water Stewardship	73	—	—	—	45	20	181	—	—	—	—	246
Oceans and Marine Fisheries	—	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	272	—	—	—	245	—	787	—	—	—	—	1,032
Compliance	150	—	—	—	810	—	1,448	—	—	—	—	2,258
Executive and Support Services	4,686	—	—	—	40	15	905	2,414	—	—	—	3,374
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	4,686	—	—	—	40	15	905	2,414	—	—	—	3,374

Total	29,867	26,186	14,580	—	1,570	42	5,241	2,414	—	—	—	50,033

VOTE 29 Environmental Assessment Office

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Environmental Assessment Office	62	—	—	—	—	108	—	38	—	—	—	146

Total	62	—	—	—	—	108	—	38	—	—	—	146

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 30 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Crown Agencies Secretariat	18	—	—	—	—	3	—	6	—	—	—	9
Treasury Board Staff	39	—	—	—	—	18	—	—	—	—	—	18
Treasury Board Staff Operations	39	—	—	—	—	18	—	—	—	—	—	18
Financial Governance, Accounting and Reporting	215	—	—	—	—	16	—	320	—	—	—	336
Comptroller General Operations	215	—	—	—	—	16	—	320	—	—	—	336
Internal Audit and Advisory Services	—	—	—	—	—	—	—	—	—	—	—	—
Treasury	1,631	—	—	—	—	18	—	706	—	—	—	724
Provincial Treasury Operations	1,631	—	—	—	—	18	—	706	—	—	—	724
Corporate and Personal Property Registries	1,890	—	—	—	—	—	—	2,110	—	—	—	2,110
Registries	1,890	—	—	—	—	—	—	2,110	—	—	—	2,110
Strategic and Corporate Policy	720	—	—	—	—	114	—	174	70	—	—	358
Strategic and Corporate Policy	16	—	—	—	—	9	—	—	—	—	—	9
Financial Institutions Commission	704	—	—	—	—	105	—	174	70	—	—	349
Public Sector Employers’ Council	3	—	—	—	—	8	—	—	—	—	—	8
Public Sector Employers’ Council	3	—	—	—	—	8	—	—	—	—	—	8
Employer Association	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,036	—	—	—	5	54	—	101	94	—	—	254
Minister’s Office	3	—	—	—	—	2	—	—	—	—	—	2
Corporate Services	1,033	—	—	—	5	52	—	101	94	—	—	252

Total	5,552	—	—	—	5	231	—	3,417	164	—	—	3,817

VOTE 31 Public Affairs Bureau

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Public Affairs Bureau	485	—	—	—	—	9	—	2,296	—	—	—	2,305

Total	485	—	—	—	—	9	—	2,296	—	—	—	2,305

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 32 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Protection Against Fire and Pests	3,360	—	—	972	1,296	16	113	81	—	—	—	2,478
Forest Stewardship	5,307	—	—	—	1,368	65	795	890	664	—	—	3,782
Range Stewardship and Grazing	6	—	—	—	6	—	—	—	—	—	—	6
Compliance and Enforcement	1,911	—	—	—	494	41	377	636	—	—	—	1,548
Forest Investment	—	—	—	—	—	—	—	—	—	—	—	—
Pricing and Selling Timber	3,848	—	—	—	777	85	1,398	1,757	459	—	—	4,476
Pricing and Selling Timber	3,848	—	—	—	777	85	1,398	1,757	459	—	—	4,476
First Nations’ Participation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	7,698	—	—	405	—	—	3,323	2,023	810	—	—	6,561
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Governance	7,698	—	—	405	—	—	3,323	2,023	810	—	—	6,561

Total	22,130	—	—	1,377	3,941	207	6,006	5,387	1,933	—	—	18,851

VOTE 33 Direct Fire

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Protection Against Fire and Pests	—	—	—	—	—	—	—	—	—	—	—	—
Direct Fire	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 34 Housing and Homelessness

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Housing	56	—	—	—	—	4	—	63	—	—	—	67
Building and Safety Policy	—	—	—	—	—	—	—	—	—	—	—	—
Residential Tenancy Office	500	—	—	—	—	—	—	54	—	—	—	54

Total	556	—	—	—	—	4	—	117	—	—	—	121

MINISTRY OF FORESTS AND RANGE

($000)

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

BC Timber Sales	990	—	—	—	245	16	—	540	—	—	—	801
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	—	—	—	—

Total	990	—	—	—	245	16	—	540	—	—	—	801

MINISTRY OF HEALTH

($000)

VOTE 35 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	16,040	—	—	—	2,619	20	8,000	5,609	—	—	—	16,248
Emergency Health Services	15,490	—	—	—	2,614	—	8,000	5,084	—	—	—	15,698
Vital Statistics	550	—	—	—	5	20	—	525	—	—	—	550
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	44,510	—	—	—	—	500	—	53,629	1,500	—	—	55,629
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Stewardship and Corporate Management	44,510	—	—	—	—	500	—	53,629	1,500	—	—	55,629

Total	60,550	—	—	—	2,619	520	8,000	59,238	1,500	—	—	71,877

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF LABOUR AND CITIZENS’ SERVICES

($000)

VOTE 36 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Labour Programs	3,512	—	—	—	—	40	—	2,971	150	—	—	3,161
Employment Standards	677	—	—	—	—	40	—	286	—	—	—	326
Industrial Relations	20	—	—	—	—	—	—	20	—	—	—	20
WorkSafeBC	2,815	—	—	—	—	—	—	2,665	150	—	—	2,815
Service Delivery to Citizens and Businesses	1,633	—	—	—	—	138	—	519	120	—	—	777
Service BC Operations	1,510	—	—	—	—	135	—	429	120	—	—	684
Service Planning and Development	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Online Channel	103	—	—	—	—	3	—	90	—	—	—	93
BC Stats	20	—	—	—	—	—	—	—	—	—	—	—
Shared Services BC	74,853	—	—	—	610	106	220	76,303	52,110	—	—	129,349
Accommodation and Real Estate Services	—	—	—	—	—	—	—	—	52,010	—	—	52,010
Shared Services BC Common IT Services	67,666	—	—	—	20	86	—	70,662	100	—	—	70,868
Shared Services BC Common Business Services	7,187	—	—	—	590	20	220	5,641	—	—	—	6,471
Service Transformation	50	—	—	—	—	—	—	—	—	—	—	—
Service BC Service Delivery Initiative	50	—	—	—	—	—	—	—	—	—	—	—
Network BC	—	—	—	—	—	—	—	—	—	—	—	—
IT and Telecommunications Strategy	—	—	—	—	—	—	—	—	—	—	—	—
Governance	410	—	—	—	—	25	—	1,594	—	—	—	1,619
Office of the Chief Information Officer	405	—	—	—	—	20	—	1,594	—	—	—	1,614
Government Information Strategies, Policy and Legislation	5	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	6	—	—	—	—	6	—	—	—	—	—	6
Minister’s Office	6	—	—	—	—	6	—	—	—	—	—	6
Corporate Services	—	—	—	—	—	—	—	—	—	—	—	—

Total	80,464	—	—	—	610	315	220	81,387	52,380	—	—	134,912

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 37 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Corrections	2,776	—	—	—	680	20	2,070	1,397	700	—	—	4,867
BC Coroners Service	854	—	—	—	—	—	120	590	—	—	—	710
Policing and Community Safety	360	—	—	—	—	90	120	257	—	—	—	467
Police Services	310	—	—	—	—	50	120	86	—	—	—	256
Victims Services and Community Programs	50	—	—	—	—	40	—	171	—	—	—	211
Provincial Emergency Program	—	—	—	—	—	—	175	255	1,700	—	—	2,130
Office of the Superintendent of Motor Vehicles	494	—	—	—	—	—	—	493	50	—	—	543
Office of the Fire Commissioner	250	—	—	—	—	—	66	43	—	—	—	109
Gaming Policy and Enforcement	370	—	—	—	—	20	—	1,286	—	—	—	1,306
Gaming Policy and Enforcement Operations	370	—	—	—	—	20	—	1,286	—	—	—	1,306
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1,150	—	—	—	—	—	210	429	—	—	—	639
Executive and Support Services	250	—	—	—	—	45	—	15	199	—	—	259
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	250	—	—	—	—	45	—	15	199	—	—	259

Total	6,504	—	—	—	680	175	2,761	4,765	2,649	—	—	11,030

VOTE 38 Emergency Program Act

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	93	—	—	—	93	—	—	—	—	—	—	93
Victims of Crime Act	—	—	—	—	—	—	—	—	—	—	—	—

Total	93	—	—	—	93	—	—	—	—	—	—	93

MINISTRY OF SMALL BUSINESS AND REVENUE

($000)

VOTE 39 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Small Business and Regulatory Reform	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Services	21,348	—	—	—	—	—	—	1,134	—	—	—	1,134
Property Assessment Services	96	—	—	—	—	—	—	96	—	—	—	96
Executive and Support Services	13,335	—	—	—	—	225	—	9,851	500	—	—	10,576
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	13,335	—	—	—	—	225	—	9,851	500	—	—	10,576

Total	34,779	—	—	—	—	225	—	11,081	500	—	—	11,806

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, SPORT AND THE ARTS

($000)

VOTE 40 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Arts, Culture and Heritage	23	—	—	—	—	—	—	251	—	—	—	251
Culture	20	—	—	—	—	—	—	201	—	—	—	201
Heritage	—	—	—	—	—	—	—	—	—	—	—	—
Archaeology	3	—	—	—	—	—	—	50	—	—	—	50
Sport, Recreation and Volunteers	—	—	—	—	—	—	—	—	—	—	—	—
Tourism and Resort Development	1,335	—	1,339	—	—	—	—	75	—	—	—	1,414
British Columbia Film Commission	—	—	—	—	—	—	—	75	—	—	—	75
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	50	—	—	—	—	50	—	—	—	—	—	50
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	50	—	—	—	—	50	—	—	—	—	—	50

Total	1,408	—	1,339	—	—	50	—	401	—	—	—	1,790

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Olympic Arts Fund	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION

($000)

VOTE 41 Ministry Operations

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Transportation Improvements	1,255	—	—	—	114	5	—	1,122	—	—	—	1,241
Transportation Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	1,255	—	—	—	114	5	—	722	—	—	—	841
Partnerships	—	—	—	—	—	—	—	400	—	—	—	400
Port and Airport Development	—	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Transit	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000 Ltd	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	17,163	—	—	—	570	58	3,822	3,095	—	500	—	8,045
Maintenance, Assset Preservation and Traffic Operations	8,627	—	—	—	420	58	3,822	1,595	—	—	—	5,895
Commercial Vehicle Safety and Enforcement	2,336	—	—	—	—	—	—	1,500	—	—	—	1,500
Inland Ferries	6,000	—	—	—	—	—	—	—	—	500	—	500
Coquihalla Toll Administration	200	—	—	—	150	—	—	—	—	—	—	150
Passenger Transportation Regulation	183	—	—	—	—	—	—	254	—	—	—	254
Passenger Transportation Board	183	—	—	—	—	—	—	254	—	—	—	254
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	398	—	—	—	—	10	—	29	—	—	—	39
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	398	—	—	—	—	10	—	29	—	—	—	39

Total	18,999	—	—	—	684	73	3,822	4,500	—	500	—	9,579

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 42 Management of Public Funds and Debt

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Borrowing for Government Operating and Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Government Operating	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Sky Train Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodie	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 43 Contingencies All Ministries and New Programs

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Contingencies All Ministries and New Programs	50,000	—	—	—	—	—	—	50,000	—	—	—	50,000
General Programs	50,000	—	—	—	—	—	—	50,000	—	—	—	50,000

Total	50,000	—	—	—	—	—	—	50,000	—	—	—	50,000

VOTE 44 BC Family Bonus

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Electoral Boundaries Commission

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Electoral Boundaries Commission	—	—	—	—	75	—	—	340	—	—	—	415

Total	—	—	—	—	75	—	—	340	—	—	—	415

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconcilliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
MInistry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Employment and Income Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	—
MInistry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
MInistry of Small Business and Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Sport and the Arts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Environmental Appeal Board and Forest Appeals Commission

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Environmental Appeal Board and Forest Appeals Commission	15	—	—	—	—	15	—	—	—	—	—	15
Administration and Support Services	15	—	—	—	—	15	—	—	—	—	—	15
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—	—

Total	15	—	—	—	—	15	—	—	—	—	—	15

OTHER APPROPRIATIONS

($000)

VOTE 49 Forest Practices Board

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Forest Practices Board	100	—	—	—	—	25	—	100	—	—	—	125

Total	100	—	—	—	—	25	—	100	—	—	—	125

Special Account

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Insurance and Risk Management	20	—	—	—	—	20	—	1,110	—	—	—	1,130

Total	20	—	—	—	—	20	—	1,110	—	—	—	1,130

Special Account (Eliminated for 2006/07)

	Total											Total
	2005/06											2006/07
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures

Unclaimed Property	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system.  Each group account represents a broad category of expenses and is comprised of several specific components termed standard objects of expense.  These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates.  This group account classification system is described below.

SALARIES AND BENEFITS

50            Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51            Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52            Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions.  Other benefits paid by the employer such as relocation and transfer expenses are also included.

54            Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Legislative Assembly Allowances and Pension Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55            Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57            Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.

59            Centralized Management Support Services – includes central agency charges to ministries for services such as human resources, legal services, internal audit, payroll, corporate accounting system, procurement services, and common information technology services.

60            Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63            Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65            Office and Business Expenses – includes supplies and services required for the operation of offices.

67            Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68            Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69            Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70            Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72            Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73            Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75            Building Occupancy Charges – includes payments to the British Columbia Buildings Corporation or the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77            Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79            Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80           Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81            Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83            Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85            Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86            Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88            Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89            Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90            Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

 Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired.  The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.
Other	Other – includes capital expenditures which cannot be reasonably allocated to another standard object of expense.